                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                            STERLING SOFTWARE, INC.
                (Name of Registrant as Specified In Its Charter)
                            STERLING SOFTWARE, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                            STERLING SOFTWARE, INC.

                         8080 NORTH CENTRAL EXPRESSWAY
                                   SUITE 1100
                              DALLAS, TEXAS 75206

                                                                          , 1994

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Sterling Software, Inc. to be held at the Energy Club, 8080 North Central
Expressway, Dallas, Texas, on Thursday, March 17, 1994 at 10:00 a.m., local time.

    The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the Meeting, which includes (i) the election of three directors of the Company, (ii) the amendment of the Company's Incentive Stock Option Plan and Non-Statutory Stock Option Plan (a) to increase the number of shares of the Company's Common Stock available for issuance upon the exercise of options granted under the Incentive Stock Option Plan from 1,500,000 shares to 2,000,000 shares, and under the Non-Statutory Stock Option Plan from 2,500,000 shares to 4,500,000 shares, (b) to extend the terms of such plans to December 31, 2003, in the case of the Incentive Stock Option Plan, and December 31, 2011, in the case of the Non-Statutory Stock Option Plan, (c) to provide for automatic annual increases to the number of shares of the Company's Common Stock available for issuance upon the exercise of options granted under the Non-Statutory Stock Option Plan, (d) upon the Company's adoption of new Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the Incentive Stock Option Plan and the Non-Statutory Stock Option Plan, to remove the current Rule 16b-3 limitations on grants to all directors under such plans and simultaneously provide that non-employee members of the Board of Directors shall receive options under the Non-Statutory Stock Option Plan only pursuant to an automatic formula and (e) to provide the Company's Stock Option Committee with additional flexibility in administering the Incentive Stock Option Plan and Non-Statutory Stock Option Plan with respect to the exercisability of options upon termination of employment, including termination due to death or disability and (iii) the adoption of the Company's 1994 Non-Statutory Stock Option Plan.

    The Board of Directors believes that the continued success of the Company depends upon its ability to attract and retain highly qualified and competent key employees and advisors, including officers and directors, and that options enhance that ability and provide motivation to such individuals to advance the interests of the Company and its stockholders. The Company's Incentive Stock Option Plan and Non-Statutory Stock Option Plan have each been in place for approximately 11 years. Since the adoption of such plans, the Company has grown significantly and management anticipates future growth. Most recently, as a result of the acquisition of Systems Center, Inc. in July 1993, the number of employees of Sterling Software increased from approximately 2,150 at September 30, 1992 to approximately 2,800 at September 30, 1993. The Board of Directors believes that, due to the limited number of shares of Common Stock that currently remain available for issuance under the Incentive Stock Option Plan and Non-Statutory Stock Option Plan, an increase in the number of shares authorized under such plans and the adoption of the 1994 Non-Statutory Stock Option Plan are necessary to facilitate the Company's growth. The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt a new stock option plan in addition to the existing stock option plans because of recent changes to the Internal Revenue Code of 1986, as amended, which set limitations on the amount of the compensation deduction that the Company may claim with respect to payments to certain executives. The 1994 Non-Statutory Stock Option Plan is intended to comply with the requirements for an exception to such deduction limitation.

    Directors and officers of the Company will be present to help host the meeting and to respond to any questions that our stockholders may have. I hope you will be able to attend.

    The Company's Board of Directors believes that a favorable vote on each of the matters to be considered at the meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

    Please sign, date and return the enclosed Proxy without delay. If you attend the Meeting, you may vote in person even if you have previously mailed a Proxy.

                                                        Sincerely,

                                                         SAM WYLY
                                                  CHAIRMAN OF THE BOARD

                            STERLING SOFTWARE, INC.
                         8080 NORTH CENTRAL EXPRESSWAY
                                   SUITE 1100
                              DALLAS, TEXAS 75206

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 17, 1994

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Sterling Software, Inc. (the "Company" or "Sterling") will be held at the Energy Club, 8080 North Central Expressway, Dallas, Texas on Thursday, March 17, 1994, at 10:00 a.m., local time. A Proxy and a Proxy Statement for the Meeting are enclosed.

    The Meeting is for the purpose of considering and acting upon:

    (1) The election of three Class A directors for terms expiring in 1997.

    (2) A proposal to amend the Company's Incentive Stock Option Plan and Non-Statutory Stock Option Plan (i) to increase the number of shares of the Company's Common Stock available for issuance upon the exercise of options granted under the Incentive Stock Option Plan from 1,500,000 to 2,000,000 shares, and under the Non-Statutory Stock Option Plan from 2,500,000 to 4,500,000 shares, (ii) to extend the terms of such plans to December 31, 2003, in the case of the Incentive Stock Option Plan, and December 31, 2011, in the case of the Non-Statutory Stock Option Plan,
       (iii) to provide for automatic annual increases to the number of shares of the Company's Common Stock available for issuance upon the exercise of options granted under the Non-Statutory Stock Option Plan, (iv) upon the Company's adoption of new Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the Incentive Stock Option Plan and the Non-Statutory Stock Option Plan, to remove the current Rule 16b-3 limitations on grants to all directors under such plans and simultaneously provide that non-employee members of the Board of Directors shall receive options under the Non-Statutory Stock Option Plan only pursuant to an automatic formula and (v) to provide the Company's Stock Option Committee with additional flexibility in administering the Incentive Stock Option Plan and Non-Statutory Stock Option Plan with respect to the exercisability of options upon termination of employment, including termination due to death or disability.

    (3) A proposal to adopt the 1994 Non-Statutory Stock Option Plan.

    (4) Such other matters as may properly come before the Meeting or any adjournments thereof.

    The close of business on January 31, 1994, has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least ten days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder during ordinary business hours at the offices of the Company at 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206.

    Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

    STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors

                                                    JEANNETTE P. MEIER
                                                        SECRETARY
Dallas, Texas
            , 1994

                                                                PRELIMINARY COPY

                            STERLING SOFTWARE, INC.

                         8080 NORTH CENTRAL EXPRESSWAY
                                   SUITE 1100
                              DALLAS, TEXAS 75206

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 17, 1994

    This Proxy Statement is being first mailed on February , 1994 to stockholders of Sterling Software, Inc. (the "Company" or "Sterling") by the Board of Directors to solicit proxies (the "Proxies") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Energy Club, 8080 North Central Expressway, Dallas, Texas, on Thursday, March 17, 1994, at 10:00 a.m., local time, or at such other time and place to which the Meeting may be adjourned.

    The purpose of the Meeting is to consider and act upon (i) the election of three Class A directors for terms expiring in 1997; (ii) a proposal to amend the Company's Incentive Stock Option Plan (the "Incentive Plan") and Non-Statutory Stock Option Plan (the "Non-Statutory Plan") (a) to increase the number of shares of Common Stock available for issuance upon the exercise of options granted under the Incentive Plan from 1,500,000 to 2,000,000 shares, and under the Non-Statutory Plan from 2,500,000 to 4,500,000 shares, (b) to extend the term of such plans to December 31, 2003, in the case of the Incentive Plan, and December 31, 2011, in the case of the Non-Statutory Plan, (c) to provide for automatic annual increases to the number of shares of Common Stock available for issuance upon the exercise of options granted under the Non-Statutory Plan, (d) upon the Company's adoption of new Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Incentive Plan and the Non-Statutory Plan, to remove the current Rule 16b-3 limitations on grants to all directors under such plans and simultaneously provide that non-employee members of the Board of Directors ("non-employee directors") shall receive options under the Non-Statutory Plan only pursuant to an automatic formula and (e) to provide the Company's Stock Option Committee with additional flexibility in administering the Incentive Plan and Non-Statutory Plan with respect to the exercisability of options upon termination of employment, including termination due to death or disability;
(iii) a proposal to adopt the 1994 Non-Statutory Stock Option Plan (the "1994 Non-Statutory Plan") and (iv) such other matters as may properly come before the Meeting or any adjournments thereof.

    All shares represented by valid Proxies, unless the stockholder otherwise specifies, will be voted FOR (i) the election of the three persons named under "Election of Directors" as nominees for election as Class A directors of the Company for terms expiring in 1997; (ii) the proposal to amend the Incentive Plan and Non-Statutory Plan (except for broker non-votes, which will not be counted as having been voted with respect to this proposal); (iii) the proposal to adopt the 1994 Non-Statutory Plan (except for broker non-votes, which will not be counted as having been voted with respect to this proposal); and (iv) at the discretion of the Proxy holders with regard to any other matter that may properly come before the Meeting or any adjournment thereof. Where a stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.

    The Proxy may be revoked at any time by providing written notice of such revocation to The First National Bank of Boston, Shareholder Services Division, P.O. Box 1628, Boston, Massachusetts 02105-9903, which notice must be received prior to 5:00 p.m., local time, March 10, 1994. If notice of revocation is not received by such date, a stockholder may nevertheless revoke a Proxy if he attends the Meeting and desires to vote in person.

                       RECORD DATE AND VOTING SECURITIES

    The record date for determining the stockholders entitled to vote at the Meeting was the close of business on January 31, 1994 (the "Record Date"), at
which  time the Company had issued and outstanding approximately       shares of
Common Stock, $.10 par value ("Common Stock"), and 200,000 shares of Series B Junior Preferred Stock ("Junior Preferred"), which Junior Preferred is entitled to one vote per share with respect to each matter to be acted upon at the Meeting (the Common Stock and the Junior Preferred are sometimes collectively referred to herein as the "Voting Shares"). The Voting Shares constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

                               QUORUM AND VOTING

    The presence at the Meeting, in person or by Proxy, of the holders of a majority of the outstanding Voting Shares is necessary to constitute a quorum. Each Voting Share represented at the Meeting, in person or by Proxy, will be counted toward a quorum. Each Voting Share is entitled to one vote with respect to each matter (including election of directors) to be voted on at the Meeting.

    Approval of the proposal to elect the three nominees to serve as Class A directors requires the affirmative vote of the holders of a majority of the Voting Shares present, in person or by Proxy, at the Meeting, provided that a quorum is present. Votes may be cast in favor or withheld with respect to such proposal. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such proposal and, therefore, will not affect the outcome of the vote on such proposal.

    In order to comply with Section 16 of the Exchange Act, approval of the proposed amendments to the Incentive Plan and Non-Statutory Plan and the adoption of the 1994 Non-Statutory Plan requires the favorable vote of the holders of a majority of the Voting Shares present, or represented, and entitled to vote at the Meeting. Under the rules of the New York Stock Exchange, at least a majority of the Voting Shares must be voted with respect to the proposal to amend the Incentive Plan and Non-Statutory Plan and the proposal to adopt the 1994 Non-Statutory Plan, and approval of such proposals requires the affirmative vote of the holders of a majority of the Voting Shares so voted. Abstentions on such proposals may be specified and will have the same effect as a vote against such proposal. Broker non-votes will not be counted as having been voted with respect to such proposals.

                      PROPOSAL I -- ELECTION OF DIRECTORS

    There are three Class A directors to be elected for terms expiring at the Company's Annual Meeting of Stockholders in 1997 or until their successors have been elected and qualified. It is intended that the names of the persons indicated in the following table will be placed in nomination and that the persons named in the Proxy will vote for their election. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, in case any nominee shall become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the Proxy holders will have discretionary authority in that instance to vote the Proxy for a substitute. Proxies cannot be voted for more than three nominees.

    The nominees are as follows:

                      NAME                            AGE                              POSITION
- ------------------------------------------------      ---      ---------------------------------------------------------
CLASS A NOMINEES -- TERMS EXPIRING IN 1997
  Robert J. Donachie(1).........................          65                           Director
  Evan A. Wyly..................................          32                           Director
  Robert E. Cook(1).............................          52                           Director

    The present directors of the Company whose terms will expire after 1994 are as follows:

                      NAME                            AGE                              POSITION
- ------------------------------------------------      ---      ---------------------------------------------------------
CLASS B DIRECTORS -- TERMS EXPIRING IN 1995
  Phillip A. Moore..............................          51   Executive Vice President, Technology and Director
  Charles J. Wyly, Jr.(2)(3)....................          60   Vice Chairman of the Board and Director
  Michael C. French.............................          50   Director
CLASS C DIRECTORS -- TERMS EXPIRING IN 1996
  Sam Wyly(2)(3)................................          59   Chairman of the Board, Chairman of the Stock Option
                                                                Committee, Chairman of the Executive Committee and
                                                                Director
  Sterling L. Williams(2)(3)....................          50   President, Chief Executive Officer and Director
  Donald R. Miller, Jr..........................          39   Director

- ------------------------
(1) Member of the Audit Committee
(2) Member of the Executive Committee
(3) Member of the Stock Option Committee

    Sam Wyly co-founded Sterling in 1981 and has served as Chairman of the Board and a director since its formation. In 1963, Mr. Wyly founded University Computing Company, a computer software and services company, and served as President or Chairman from 1963 until 1979. Mr. Wyly co-founded Earth Resources Company, an oil refining and silver and gold mining company, and served as its Executive Committee Chairman from 1968 to 1980. Mr. Wyly and his brother, Charles J. Wyly, Jr., bought the 20 restaurant Bonanza Steakhouse chain in 1967. It grew to approximately 600 restaurants by 1989, during which time he served as Chairman. Mr. Wyly currently serves as Chairman of Michaels Stores, Inc., a specialty retail chain, and as President of Maverick Capital, Ltd., an investment fund management company. Sam Wyly is the father of Evan A. Wyly, a director of Sterling.

    Charles J. Wyly, Jr. co-founded Sterling in 1981 and has served as a director since its formation. Effective November 1984, Mr. Wyly was elected Vice Chairman of the Board. Mr. Wyly served as an officer and director of University Computing Company from 1964 to 1975, including President from 1969 to 1973. Mr. Wyly and his brother, Sam Wyly, founded Earth Resources Company and Charles J. Wyly, Jr. served as Chairman of the Board from 1968 to 1980. Mr. Wyly served as Vice Chairman of the Bonanza Steakhouse chain from 1967 to 1989. Mr. Wyly currently serves as Vice Chairman of the Board of Michaels Stores, Inc. and as Chairman of Maverick Capital, Ltd. Charles J. Wyly, Jr. is the father-in-law of Donald R. Miller, Jr., a director of Sterling.

    Sterling  L.  Williams  co-founded  Sterling  in  1981  and  has  served  as
President, Chief  Executive  Officer  and  a  director  of  Sterling  since  its formation. Mr. Williams also currently serves as a director of Cimage Corporation, a privately held provider of document management systems, and INPUT, an information technology market research company.

    Robert J. Donachie has served as a director of Sterling since May 1983. He has been principally employed as a private business consultant since March 1981.

    Phillip A. Moore co-founded Sterling in 1981 and has served as a director since such time and as Executive Vice President, Technology since July 1993. Prior to July 1993, Mr. Moore served as Senior Vice President, Technology of Sterling.

    Evan A. Wyly has served as a director of Sterling since July 1992. Mr. Wyly is a Managing Director of Maverick Capital, Ltd. Prior to joining Maverick Capital, Ltd., Mr. Wyly served as Vice President of Mergers and Investments of Michaels Stores, Inc. from December 1991 to October 1993. In June 1988,

Mr. Wyly founded Premier Partners Incorporated, a private investment firm, and served as President prior to joining Michaels Stores, Inc. Mr. Wyly also serves as a director of Michaels Stores, Inc. and Xscribe Corp., a high-technology information management company.

    Michael C. French has served as a director of Sterling since July 1992. He has been a partner with the law firm of Jackson & Walker, L.L.P. since 1976. Since September 1992, Mr. French has served as a director of Michaels Stores, Inc. Mr. French also currently serves as a Managing Director of Maverick Capital, Ltd.

    Donald R. Miller, Jr. has served as a director of Sterling since September 1993. Mr. Miller has served as Vice President -- Market Development of Michaels Stores, Inc. since November 1990 and as a director of Michaels Stores, Inc. since September 1992. Prior to November 1990, Mr. Miller served as Director of Real Estate of Michaels Stores, Inc. Mr. Miller also serves on the Board of Directors of Xscribe Corp.

    Robert E. Cook has served as a director of Sterling since July 1993. From 1981 until July 1993, Mr. Cook served as Chairman and a director of Systems Center, Inc., a computer software company listed on the New York Stock Exchange, which was acquired by Sterling in July 1993 ("Systems Center"), and from 1981 until February 1993 he served as Chief Executive Officer of Systems Center. Mr. Cook currently also serves as a director of Easel, Incorporated, a provider of application development software, and ROADSHOW International, Inc., a privately held provider of computer-based routing solutions for private fleet operations.

                       BOARD OF DIRECTORS AND COMMITTEES

    The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors or its authorized committees met thirty times and acted by unanimous written consent nineteen times during the 1993 fiscal year. During the 1993 fiscal year, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

    The Board of Directors has established audit, executive and stock option committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during the 1993 fiscal year are described below.

    AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and quarterly reviews and evaluates with the independent public accountants the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent public accountants or the Board of Directors; and evaluates all public financial reporting documents of the Company. Messrs. Robert J. Donachie and Robert E. Cook currently are members of the Audit Committee. Mr. Cook replaced Michael C. French, who served on the Audit Committee during the 1993 fiscal year. The Audit Committee met three times during the 1993 fiscal year.

    EXECUTIVE COMMITTEE. The Executive Committee is empowered to act in lieu of the Board of Directors on any matter except on those matters for which the Board of Directors has specifically reserved authority to itself and except those matters specifically reserved to the full Board by law. Messrs. Sam Wyly (Chairman), Charles J. Wyly, Jr. and Sterling L. Williams currently are members of the Executive Committee. The Executive Committee met two times and acted by unanimous written consent thirteen times during the 1993 fiscal year. The Executive Committee held responsibility for determining executive compensation for fiscal 1993.

    STOCK OPTION COMMITTEE. The Stock Option Committee administers the Company's Incentive Plan, Non-Statutory Plan and 1992 Non-Statutory Stock Option Plan (the "1992 Non-Statutory Plan"). The Stock Option Committee has the power to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be exercisable. Messrs. Sam Wyly (Chairman), Charles J. Wyly, Jr. and Sterling L. Williams currently are members of the Stock Option Committee. The Stock Option Committee met eighteen times during the 1993 fiscal year.

    1994 NON-STATUTORY PLAN STOCK OPTION COMMITTEE. The Board has appointed Robert J. Donachie and Donald R. Miller, Jr. as members of the stock option committee that has the authority to and will administer the 1994 Non-Statutory Plan (the "1994 Non-Statutory Plan Committee") if the 1994 Non-Statutory Plan is approved by the stockholders. The 1994 Non-Statutory Plan Committee has the authority to establish and has approved the terms of the 1994 Non-Statutory Plan, which actions have been unanimously ratified by the Board. The 1994 Non-Statutory Plan Committee will have the power, subject to certain restrictions (as more fully discussed under "Proposal III -- Adoption of the 1994 Non-Statutory Plan"), to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be exercisable.

    The Company does not have a nominating or compensation committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole, and the functions customarily attributable to a compensation committee generally are performed by the Executive Committee.

                             STOCK OPTION PROPOSALS

    Proposals II and III below relate to certain amendments to the Incentive Plan and Non-Statutory Plan and to the adoption of the 1994 Non-Statutory Plan. Amendments to the Incentive Plan and the Non-Statutory Plan (collectively, the "Stock Option Plan Amendments") have been unanimously adopted by the Board of Directors, subject to the approval of stockholders, and are intended (i) to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Incentive Plan from 1,500,000 to 2,000,000 shares, and under the Non-Statutory Plan from 2,500,000 to 4,500,000 shares,
(ii) to extend the terms of such plans to December 31, 2003, in the case of the Incentive Plan, and December 31, 2011, in the case of the Non-Statutory Plan,
(iii) to provide for automatic annual increases to the number of shares available for issuance upon the exercise of options granted under the Non-Statutory Plan by an amount equal to 4% of the Company's outstanding shares of Common Stock, (iv) upon the Company's adoption of new Rule 16b-3 promulgated under Section 16 of the Exchange Act with respect to the Incentive Plan and the Non-Statutory Plan, to remove the current Rule 16b-3 limitations on grants to all directors under such plans and simultaneously provide that non-employee directors shall receive options under the Non-Statutory Plan only pursuant to an automatic formula and (v) to provide the Stock Option Committee with additional flexibility in administering the Incentive Plan and Non-Statutory Plan with respect to the exercisability of options upon termination of employment, including termination due to death or disability. The Board of Directors has also unanimously ratified the adoption by the 1994 Non-Statutory Plan Committee of a new stock option plan, the 1994 Non-Statutory Plan, which addresses recent changes to the Internal Revenue Code of 1986, as amended (the "Code"), as discussed below. Members of the Company's management and Board of Directors have indicated that they will vote all shares held by them in favor of the Stock Option Plan Amendments and the adoption of the 1994 Non-Statutory Plan and believe approval would be in the best interests of the Company and its stockholders.

    The Board of Directors believes that the continued success of the Company depends upon its ability to attract and retain highly qualified and competent key employees and advisors, including officers and directors, and that options enhance that ability and provide motivation to key employees and advisors to advance the interests of the Company and its stockholders. The Incentive Plan and Non-Statutory Plan have each been in place for approximately 11 years. Since the adoption of such plans, the Company has grown significantly and management anticipates future growth. Most recently, as a result of the acquisition of Systems Center in July 1993, the number of employees of Sterling Software increased from approximately 2,150 at September 30, 1992 to approximately 2,800 at September 30, 1993. Although in connection with such acquisition the Company assumed the stock option plans of Systems Center (the "Systems Center Plans"), such plans were assumed for the sole purpose of administering outstanding options granted by Systems Center. As a result, the Stock Option Committee does not have authority to make future grants under the Systems Center Plans. As of December 31, 1993, approximately 360 individuals held options under the Systems Center Plans. In addition, as of December 31, 1993, only 218,200 shares of Common Stock remained available for grant under the Incentive Plan and only 33,304 shares of Common Stock remained available for grant under the Non-Statutory Plan. The Company expects to continue to issue options under both the Incentive Plan and Non-Statutory Plan, in the ordinary course of business and in connection with possible future acquisitions, to attract, retain and motivate key employees and advisors in a competitive environment as it deems such issuances appropriate. The Board of Directors believes that an increase in the number of shares authorized for issuance under the Incentive Plan and Non-Statutory Plan and an extension of their respective terms are necessary to facilitate the Company's growth and for the Company to continue to benefit from such plans. In addition, the Board of Directors believes that an amendment to the Non-Statutory Plan to provide for automatic annual increases to the number of shares of Common Stock available for issuance upon the exercise of options granted under the Non-Statutory Plan by an amount equal to 4% of the Company's outstanding shares of Common Stock is advisable, in that it will provide a mechanism to ensure the availability of sufficient shares of Common Stock for options to be granted under the Non-Statutory Plan in order to continue to attract and retain qualified key employees and advisors, in the ordinary course of business and in connection with possible future acquisitions. The Board of Directors also believes that an amendment to the Non-Statutory Plan to provide that, upon the Company's adoption of new Rule 16b-3 promulgated under Section 16 of the Exchange Act with respect to the Incentive Plan and the Non-Statutory Plan, the current Rule 16b-3 limitations on grants to all directors under such plans will be removed and, thereafter, non-employee directors will receive options under the Non-Statutory Plan only pursuant to a formula will ensure that such plan will continue to meet the requirements of Rule 16b-3 under the Exchange Act. Following the Company's adoption of new Rule 16b-3 with respect to the Incentive Plan and the Non-Statutory Plan, there will be no restrictions on grants of options to employee directors under such plans other than those restrictions applicable to other employees of the Company. Non-employee directors are not eligible to receive grants of options under the Incentive Plan. The Board of Directors believes that the other proposed amendments to the Incentive Plan and Non-Statutory Plan are desirable because they would increase the flexibility of the Stock Option Committee in administering the Incentive Plan and Non-Statutory Plan and enable the Stock Option Committee to add features that may make options more attractive to key employees and advisors, thereby increasing the effectiveness of such plans.

    In August 1993, as part of the Omnibus Budget Reconciliation Act of 1993, new Section 162(m) of the Code was enacted, which section provides for an annual one million dollar limitation on the deduction that an employer may claim for compensation of certain executives (the "Deduction Limitation"). New Section 162(m) of the Code provides an exception (the "Performance Based Compensation Exception") to the Deduction Limitation for options granted under stock option plans that meet certain requirements. In January 1994, the Board of Directors unanimously ratified the adoption by the 1994 Non-Statutory Plan Committee of the 1994 Non-Statutory Plan for key employees and advisors, including officers and directors of the Company and its subsidiaries, subject to the approval of stockholders. The 1994 Non-Statutory Plan is intended to provide additional options necessary to facilitate the Company's growth and to comply with the requirements for the Performance Based Compensation Exception to the Deduction Limitation. However, there are many unanswered questions concerning the application of the Deduction Limitation and any exceptions to the Deduction Limitation because the statute was only recently enacted and Treasury regulations interpreting this provision have not been issued in final form. Treasury regulations have been issued in proposed form but these proposed regulations are not comprehensive. Further, regulations in proposed form are not legally binding and may be modified or withdrawn. Accordingly, there can be no assurance that the 1994 Non-Statutory Plan will comply with the requirements for the exception to the Deduction Limitation. The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt a new stock option plan that is intended to meet the requirements for the Performance Based Compensation Exception to the Deduction Limitation.

     PROPOSAL II -- AMENDMENTS TO THE INCENTIVE PLAN AND NON-STATUTORY PLAN

    The Company's Incentive Plan was adopted in March 1983 by the Company's stockholders for the benefit of the Company's key employees, including officers, and since that date, 404 employees have participated in the Incentive Plan. As of December 31, 1993, approximately 450 persons were eligible for participation in the Incentive Plan, of which 119 persons were participating. Options granted pursuant to the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code for favorable tax treatment to the optionees. The Incentive Plan, as amended to date, provides for the grant of options to acquire up to 1,500,000 shares of the Company's Common Stock. At December 31, 1993, options under the Incentive Plan to purchase 681,095 shares of Common Stock were outstanding and options to purchase 218,200 shares of Common Stock remained available for grant. Unless extended or earlier terminated by action of the Board of Directors, the Incentive Plan will terminate on December 11, 2001.

    The Company's Non-Statutory Plan for key employees and advisors, including officers and directors of the Company, was adopted by the Company's stockholders in March 1983, and since that date, 125 individuals have participated in the Non-Statutory Plan. As of December 31, 1993, approximately 500 persons were eligible for participation in the Non-Statutory Plan, of which 15 persons were participating. Options granted pursuant to the Non-Statutory Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. The Non-Statutory Plan, as amended to date, provides for the grant of options to acquire up to 2,500,000 shares of the Company's Common Stock. At December 31, 1993, options under the Non-Statutory Plan to purchase 1,684,080 shares of Common Stock were outstanding and options to purchase 33,304 shares of Common Stock remained available for grant. Unless extended or earlier terminated by action of the Board of Directors, the Non-Statutory Plan will terminate on December 11, 2001.

SUMMARY OF THE INCENTIVE PLAN

    GENERAL

    A copy of the Incentive Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix A. The following is a brief summary of certain provisions of the Incentive Plan and is qualified in its entirety by reference to the full text of the Incentive Plan.

    CURRENT PROVISIONS OF THE INCENTIVE PLAN. The Board of Directors has delegated its authority to administer the Incentive Plan to the Stock Option Committee consisting of Messrs. Sam Wyly (Chairman), Charles J. Wyly, Jr. and Sterling L. Williams. The Stock Option Committee generally has the authority to fix the terms and number of options to be granted and the employees to receive the options. The Incentive Plan provides that options must be exercised within ten years from the date of grant (or five years in the case of options granted to employees owning more than 10% of the Common Stock). Options issued under the Incentive Plan are generally exercisable in cumulative annual installments of one-fourth of the shares covered by the grant commencing one year after the date of grant and generally expire five years from the date of grant, except in the event of the termination from employment, disability or death of the optionee. The Incentive Plan currently provides that the

Stock Option Committee may provide in a participant's option agreement that (i) in the event of a participant's termination of employment with the Company for any reason other than death or disability, the participant's option may be exercised for three months from the date of termination but not past the normal expiration date of the option, and (ii) in the event of the death or disability of the participant, the participant's option will terminate on the earlier of the expiration date of the option or one year after termination.

    With respect to options granted after December 31, 1986, the maximum aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which options are exercisable for the first time by any employee during any calendar year may not exceed $100,000. The exercise price of each option granted under the Incentive Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant (or 110% in the case of options granted to employees owning more than 10% of the Common Stock). The closing price of the Company's Common Stock on
                , as reported on  the New York Stock  Exchange, was $        per
share. The option exercise price may be paid in shares of Common Stock owned by the option holders, in cash or in any other form of valid consideration or a combination of any of the foregoing as determined by the Stock Option Committee in its discretion.

    The Incentive Plan places the following limitations on options granted to eligible directors: (a) the maximum aggregate number of shares of Common Stock which may be issued pursuant to options granted to all directors as a group under the Incentive Plan cannot exceed 50% of the aggregate number of shares of Common Stock for which options may be granted under the Incentive Plan; (b) the purchase price for shares of Common Stock acquired pursuant to the exercise, in whole or in part, of any option granted to a director must be 100% of the fair market value of the Common Stock on the date of grant of such option; (c) options granted to directors pursuant to the Incentive Plan may be granted only during the term of the Incentive Plan; (d) options granted to directors pursuant to the Incentive Plan cannot be exercisable for a period of twelve calendar months from the date of grant of such options; and (e) options granted to directors pursuant to the Incentive Plan must expire no later than five years from the date on which the options are granted.

    PROPOSED AMENDMENTS. The Board of Directors has unanimously approved amendments to the Incentive Plan to (i) increase the number of shares of Common Stock that may be issued upon the exercise of options granted under the Incentive Plan from 1,500,000 shares to 2,000,000 shares, (ii) extend its term until December 31, 2003, (iii) provide the Stock Option Committee with the sole discretion to include in each option agreement such provisions regarding exercisability of options following termination of a participant's employment for any reason (including termination due to death or disability) as the Stock Option Committee, in its sole discretion, deems to be appropriate and (iv) provide that, upon the Company's adoption of new Rule 16b-3 promulgated under
Section 16 of the Exchange Act with respect to the Incentive Plan, the current Rule 16b-3 limitations on grants to all directors will be removed. Appendix A reflects certain other amendments to the Incentive Plan that have been unanimously approved by the Board of Directors, none of which require the approval of stockholders. Stockholders should, however, carefully review Appendix A in its entirety.

    SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN. No taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the issuance of the shares upon exercise of the incentive stock option and more than two years after the date of the grant of the incentive stock option ("holding period"), the difference between the exercise price and the amount realized upon the sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock, provided, however, that the deduction will not be allowed if such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. Any further gain or loss will be taxable as a long-term or short-term capital gain or loss depending upon the holding period before disposition. Certain special rules apply if an incentive stock option is exercised by tendering stock.

    The difference between the incentive stock option exercise price and the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise of an incentive stock option may give rise to alternative minimum taxable income subject to an alternative minimum tax. Special rules also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the stock for purposes of computing alternative minimum taxable income on a subsequent sale of the shares.

    ISSUANCES OF OPTIONS UNDER THE INCENTIVE PLAN

    The following table sets forth certain information regarding options received under the Incentive Plan from its inception through December 31, 1993 by (i) the Company's Chief Executive Officer, (ii) each of the Company's four other most highly compensated executive officers for fiscal 1993 individually,
(iii) all current executive officers as a group, (iv) all current directors who are not executive officers as a group, (v) each nominee for election as a director, (vi) each person who has received 5% or more of such options and (vii) all employees, including current officers who are not executive officers, as a group.

                                                                             AGGREGATE AMOUNT OF COMMON STOCK
                                                                         SUBJECT TO INCENTIVE PLAN OPTION GRANTED
                                                                            FROM INCEPTION THROUGH DECEMBER 31,
                      NAME OF INDIVIDUAL OR GROUP                                        1993 (1)
- -----------------------------------------------------------------------  -----------------------------------------
Sam Wyly...............................................................                            0
Sterling L. Williams...................................................                            0
Werner L. Frank........................................................                       30,000
Warner C. Blow.........................................................                       67,307
Charles J. Wyly, Jr. ..................................................                            0
Robert J. Donachie.....................................................                            0
Evan A. Wyly...........................................................                            0
Robert E. Cook.........................................................                            0
All current executive officers as a group..............................                      182,114
All current directors who are not executive officers as a group........                            0
All employees, including current officers who are not executive
 officers, as a group(2)...............................................                    1,758,054

- ------------------------
(1) Includes options that expired or were terminated prior to their exercise and that became eligible to be regranted under the terms of the Incentive Plan, except for such options for which replacement options were issued under the Incentive Plan on or about the date of such termination or expiration.
(2) Includes options granted to current executive officers and to current directors who are not executive officers.

    The amounts that would be receivable by the individuals or groups named in the table above under the Incentive Plan as proposed to be amended are not determinable at this time.

THE NON-STATUTORY PLAN

    GENERAL

    A copy of the Non-Statutory Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix B. The following is a brief summary of certain provisions of the Non-Statutory Plan and is qualified in its entirety by reference to the full text of the Non-Statutory Plan.

    CURRENT PROVISIONS OF THE NON-STATUTORY PLAN. The Board of Directors has delegated its authority to administer the Non-Statutory Plan to the Stock Option Committee consisting of Messrs. Sam Wyly (Chairman), Charles J. Wyly, Jr. and Sterling L. Williams. The Stock Option Committee generally has the authority to fix the terms and number of options to be granted and the individuals to receive the options. Options issued under the Non-Statutory Plan are generally exercisable in cumulative annual installments of one-fourth of the shares covered by the grant commencing one year after the date of grant and generally expire five years from the date of grant, except in the event of the termination from employment, disability or death of the optionee. Currently, the Non-Statutory Plan provides that, in the event of death of an optionee, the optionee's option may be exercised to the extent exercisable on the date of death until the earlier of one year after the date of death or the original expiration date of the option.

    The exercise price of each option granted under the Non-Statutory Plan may not be less than 100% of the fair market value of the Common Stock on the date
of  grant. The closing price of the Company's Common Stock on                  ,
as reported on the New  York Stock Exchange, was  $       per share. The  option
exercise price may be paid in shares of Common Stock owned by the option holders, in cash or in any other form of valid consideration or a combination of any of the foregoing as determined by the Stock Option Committee in its discretion.

    The Non-Statutory Plan places the following limitations on options granted to eligible directors: (a) the maximum aggregate number of shares of Common Stock which may be issued pursuant to options granted to all directors as a group under the Non-Statutory Plan cannot exceed 50% of the aggregate number of shares of Common Stock for which options may be granted under the Non-Statutory Plan; (b) the purchase price for shares of Common Stock acquired pursuant to the exercise, in whole or in part, of any option granted to a director must be 100% of the fair market value of the Common Stock on the date of grant of such option; (c) options granted to directors pursuant to the Non-Statutory Plan may be granted only during the term of the Non-Statutory Plan; (d) options granted to directors pursuant to the Non-Statutory Plan cannot be exercisable for a period of twelve calendar months from the date of grant of such options; and (e) options granted to directors pursuant to the Non-Statutory Plan must expire no later than five years from the date on which the options are granted.

    PROPOSED AMENDMENTS. The Board of Directors has unanimously approved amendments to the Non-Statutory Plan to (i) increase the number of shares of Common Stock that may be issued upon the exercise of options granted under the Non-Statutory Plan from 2,500,000 shares to 4,500,000 shares, (ii) extend its term until December 31, 2011 and (iii) provide that the Stock Option Committee will have sole discretion to include in each option agreement, other than an agreement of a non-employee director, such provisions regarding exercisability of options following the death of a participant, as it, in its sole discretion deems appropriate. The Board of Directors has also unanimously approved an amendment to the Non-Statutory Plan by which the number of shares that may be issued upon the exercise of options granted under the Non-Statutory Plan will automatically increase on October 1 of each year commencing with October 1, 1994, by the number of shares equal to 4% of the Company's outstanding shares of Common Stock on the immediately preceding September 30. The purpose of this amendment is to provide a mechanism to ensure the availability of sufficient shares of Common Stock for options to be granted under the Non-Statutory Plan in order to continue to attract and retain qualified employees and advisors, including officers and directors, in the ordinary course of business and in connection with possible future acquisitions. Appendix B reflects certain other amendments to the Non-Statutory Plan that have been unanimously approved by the Board of Directors, including without limitation an amendment which provided that the exercise price of each option granted under the Non-Statutory Plan may not be less than 100% of the fair market value of the shares of Common Stock on the date of grant. Such other amendments do not require the approval of stockholders. Stockholders should, however, carefully review Appendix B in its entirety.

    The Board of Directors has also unanimously approved an amendment to the Non-Statutory Plan whereby grants under such plan to non-employee directors on or after the date on which the Company adopts new Rule 16b-3 promulgated under
Section 16 of the Exchange Act with respect to the Non-Statutory Plan will be made solely pursuant to the following formula: each non-employee director elected or appointed to the Board will receive, at the time of his or her initial election or appointment, an automatic grant of options to purchase 40,000 shares of Common Stock. In addition, during the term of the Non-Statutory Plan, each non-employee director will receive an additional automatic grant of options to purchase 40,000 shares of Common Stock every five years on the anniversary date of his or her initial election or appointment to the Board, beginning on the fifth anniversary of his or her initial election or appointment to the Board; provided that such non-employee director has served continuously as a director of the Company since the date of his or her initial election or appointment to the Board. The exercise price of each option will be equal to the fair market value of the Common Stock on the date of grant. Each option will become exercisable in cumulative annual installments of one-fourth of the shares covered by the grant commencing one year after the date of grant and will expire five years from the date of grant; provided that each option will become immediately exercisable with respect to 100% of the shares covered by the grant in the event of a change of control. A change of control is deemed to occur (i) when any person, other than Sam Wyly or Charles J. Wyly, Jr., or an affiliate of either of them, becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding securities, (ii) if, during any three consecutive years, individuals who constitute the Board of Directors at the beginning of such period cease to constitute a majority of the Board of Directors or (iii) upon the occurrence of any event that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act (such events are herein referred to as a "Change of Control"). Except for such automatic grants, non-employee directors will not be eligible to receive options under the Non-Statutory Plan. The Stock Option Committee will not have the authority to fix the terms and number of options granted under the Non-Statutory Plan to non-employee directors.

    SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE NON-STATUTORY PLAN. No taxable income generally is realized by the participant upon the grant of a non-statutory stock option, and no deduction generally is then available to the Company. Upon exercise of a non-statutory stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. Such amount will also be deductible by the Company unless such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. The tax basis of shares acquired by the participant will be the fair market value on the date of exercise. When a participant disposes of shares acquired upon exercise of a non-statutory stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-statutory stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. The exercise of a non-statutory stock option will not trigger the alternative minimum tax consequences applicable to incentive stock options.

    ISSUANCES OF OPTIONS UNDER THE NON-STATUTORY PLAN

    The following table sets forth certain information regarding options received under the Non-Statutory Plan from its inception through December 31, 1993 by (i) the Company's Chief Executive Officer, (ii) each of the Company's four other most highly compensated executive officers for fiscal 1993 individually, (iii) all current executive officers as a group, (iv) all current directors who are not executive officers as a group, (v) each nominee for election as a director, (vi) each person who has received 5% or more of such options and (vii) all employees, including current officers who are not executive officers, as a group.

                                                                            AGGREGATE AMOUNT OF COMMON STOCK
                                                                          SUBJECT TO NON-STATUTORY PLAN OPTIONS
                                                                                         GRANTED
                     NAME OF INDIVIDUAL OR GROUP                       FROM INCEPTION THROUGH DECEMBER 31, 1993(1)
- ---------------------------------------------------------------------  -------------------------------------------
Sam Wyly.............................................................                             0
Sterling L. Williams.................................................                       640,000
Werner L. Frank......................................................                       229,000
Warner C. Blow.......................................................                       232,693
Charles J. Wyly, Jr. ................................................                             0
Robert J. Donachie...................................................                        80,000
Evan A. Wyly.........................................................                        40,000
Robert E. Cook.......................................................                             0
All current executive officers as a group............................                     1,956,086
All current directors who are not executive officers as a group......                       195,000
All employees, including current officers who are not executive
 officers, as a group (2)............................................                     2,811,293

- ------------------------
(1) Includes options that expired or were terminated prior to their exercise and that became eligible to be regranted under the Non-Statutory Plan, except for (i) such options for which replacement options were issued under the Non-Statutory Plan on or about the date of such expiration or termination and (ii) such options granted in tandem with options granted under the Incentive Plan, the terms of which options provided that the exercise of options issued under one plan would reduce the number of shares exercisable under the tandem options issued under the other plan on a share for share basis.
(2) Includes options granted to current executive officers and to current directors who are not executive officers.

    The amounts that would be receivable by the individuals or groups named in the table above under the Non-Statutory Plan as proposed to be amended are not determinable at this time.

            PROPOSAL III -- ADOPTION OF THE 1994 NON-STATUTORY PLAN

    A copy of the 1994 Non-Statutory Plan is attached to this Proxy Statement as Appendix C. The following is a brief summary of certain provisions of the 1994 Non-Statutory Plan and is qualified in its entirety by reference to the full text of the 1994 Non-Statutory Plan.

    Options granted pursuant to the 1994 Non-Statutory Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. The 1994 Non-Statutory Plan initially provides for the grant of options to acquire up to 2,000,000 shares of the Company's Common Stock. The number of shares that may be issued upon exercise of options granted under the 1994 Non-Statutory Plan will automatically increase on October 1 of each year, commencing with October 1, 1994, by the number of shares equal to 4% of the Company's outstanding shares of Common Stock on the immediately preceding September 30. The purpose of the automatic share increases is to provide a mechanism to ensure the availability of sufficient shares of Common Stock for options to be granted under the 1994 Non-Statutory Plan in order to continue to attract and retain qualified key employees and advisors, in the ordinary course of business and in connection with possible future acquisitions. Unless extended or earlier terminated, the 1994 Non-Statutory Plan will terminate on December 31, 2011.

    The 1994 Non-Statutory Plan has been established and approved by the 1994 Non-Statutory Plan Committee, and such actions have been unanimously ratified by the Board, subject to the approval of the 1994 Non-Statutory Plan by the stockholders. The 1994 Non-Statutory Plan will be administered by the 1994 Non-Statutory Plan Committee. In order for option grants under the 1994 Non-Statutory Plan to be eligible for the Performance Based Compensation Exception to the Deduction Limitation, the 1994 Non-Statutory Plan Committee must consist solely of two or more "outside directors" who, among other things, are not employees of the Company or any of its subsidiaries, have not been officers of the Company or any of its subsidiaries at any time and who are not receiving compensation for personal services in any capacity other than as a director. The Board has appointed Robert J. Donachie and Donald R. Miller, Jr., "outside directors" within the meaning of Section 162(m) of the Code based on proposed Treasury regulations, as members of the 1994 Non-Statutory Plan Committee. The 1994 Non-Statutory Plan Committee may, from time to time, select particular employees and key advisors, including officers and directors, of the Company or of any subsidiary of the Company to whom options are to be granted. The 1994 Non-Statutory Plan Committee generally will have the authority to fix the terms and numbers of options to be granted and will have sole discretion to include in each option agreement such provisions regarding exercisability of options following the termination of an optionee's employment or service as a director or advisor as such committee, in its sole discretion, deems appropriate, including termination due to death, disability or a Change of Control of the Company.

    The exercise price of each option granted under the 1994 Non-Statutory Plan may not be less than 100% of the fair market value of the shares of Common Stock
on the date of grant. The closing price of the Company's Common Stock on       ,
as reported on the  New York Stock Exchange  was $        per share. The  option
exercise price may be paid in shares of Common Stock owned by the option holders, in cash or in any other form of valid consideration or a combination of any of the foregoing as determined by the 1994 Non-Statutory Plan Committee in its discretion. The 1994 Non-Statutory Plan limits the number of shares with respect to which options may be granted to any individual during the term of the 1994 Non-Statutory Plan to the lesser of 2,000,000 or one-half of the total number of shares of Common Stock that may be issued from time to time under such plan.

    If the adoption of the 1994 Non-Statutory Plan is approved by the stockholders, but fails to meet the requirements for the Performance Based Compensation Exception to the Deduction Limitation, the 1994 Non-Statutory Plan Committee may nonetheless choose to grant options under the 1994 Non-Statutory Plan to its key employees and advisors, including officers and directors. In such event, some compensation to certain executives may not be deductible by the Company. Although the Company believes that the 1994 Non-Statutory Plan meets the requirements for the Performance

Based Compensation Exception to the Deduction Limitation, there are many unanswered questions concerning the application of the Deduction Limitation and any exceptions to the Deduction Limitation because the statute was only recently enacted and Treasury regulations interpreting this provision have not been issued in final form. Treasury regulations have been issued in proposed form but these proposed regulations are not comprehensive. Further, regulations in proposed form are not legally binding and may be modified or withdrawn. Accordingly, there can be no assurance that the 1994 Non-Statutory Plan will comply with the requirements for the exception to the Deduction Limitation.

    The amounts that would be receivable by any individual under the 1994 Non-Statutory Plan if approved by the stockholders are not determinable at this time.

    SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1994 NON-STATUTORY PLAN. No taxable income generally is realized by the participant upon the grant of a non-statutory stock option, and no deduction generally is then available to the Company. Upon exercise of a non-statutory stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. Such amount will also be deductible by the Company unless such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. The tax basis of shares acquired by the participant will be the fair market value on the date of exercise. When a participant disposes of shares acquired upon exercise of a non-statutory stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-statutory stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. The exercise of a non-statutory stock option will not trigger the alternative minimum tax consequences applicable to incentive stock options.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

    The following table sets forth information as of December 31, 1993 regarding the beneficial ownership of capital stock of the Company by each person known by the Company to own 5% or more of the outstanding shares of each class of the Company's capital stock, each director of the Company, the Company's Chief Executive Officer, each of the Company's four other most highly compensated executive officers for fiscal 1993 and the directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of capital stock owned by them, unless otherwise noted.

                                                                        AMOUNT AND
                                                                         NATURE OF         PERCENT
        NAME OF BENEFICIAL                                              BENEFICIAL          OF
        OWNER OR GROUP (1)                   TITLE OF CLASS              OWNERSHIP         CLASS
- ----------------------------------  --------------------------------  ---------------      -----
Sam Wyly..........................  Common Stock                              634,100(2)    3.4%
                                    Series B Junior Preferred Stock            49,997(3)    25.0%
Charles J. Wyly, Jr...............  Common Stock                              925,444(4)     5.0%
                                    Series B Junior Preferred Stock           124,993(5)    62.5%
Evan Wyly.........................  Common Stock                               62,754(6)     *
                                    Series B Junior Preferred Stock            25,010      12.5 %
The Wyly Group....................  Common Stock                            1,259,544(7)    6.8 %
Sterling L. Williams..............  Common Stock                              825,000(8)     4.3%
Phillip A. Moore..................  Common Stock                               58,999(9)     *
Robert J. Donachie................  Common Stock                               11,100(10)    *
Michael C. French.................  Common Stock                               10,400(11)    *
Warner C. Blow....................  Common Stock                                  -0-        *
Werner L. Frank...................  Common Stock                               69,991(12)    *
Donald R. Miller, Jr. ............  Common Stock                                  -0-        *
Robert E. Cook....................  Common Stock                              735,501(13)   3.9 %
Lorne House Trust Limited.........  Common Stock                            1,451,588(14)   7.5 %
The Bulldog Non-Grantor Trust.....  Common Stock                              994,725(15)   5.2 %
Directors and Executive Officers
 as a Group.......................  Common Stock                            3,160,486(16)  15.8 %
                                    Series B Junior Preferred Stock           200,000       100 %

- ------------------------
  *   Less than 1%.
 (1) The address of Sam Wyly, Charles J. Wyly, Jr. and The Wyly Group is 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206. The address of Lorne House Trust Limited and the Bulldog Non-Grantor Trust is Lorne House, Castletown, Isle of Man, British Isles.
 (2) Includes 141,760 shares directly owned by, and 35,728 shares purchasable pursuant to Series B Warrants and 18,000 shares purchasable pursuant to Series F Warrants held by, family trusts of which Sam Wyly is trustee. Includes an aggregate of 438,612 shares held of record by two limited partnerships of which Sam Wyly is general partner. Does not include an aggregate of 1,661,725 shares beneficially owned by three separate irrevocable trusts established by Sam Wyly. Sam Wyly disclaims beneficial ownership of the excluded shares.
 (3)  Directly owned by family trusts of which Sam Wyly is trustee.
 (4) Includes 270,550 shares directly owned by, and 89,320 shares purchasable pursuant to Series B Warrants and 9,000 shares purchasable pursuant to Series F Warrants held by, family trusts of which Charles J. Wyly, Jr. is trustee. Includes 556,574 shares held of record by two limited partnerships of which Charles J. Wyly, Jr. is general partner. Does not include an aggregate of 789,863 shares beneficially owned by two separate irrevocable non-grantor trusts established by Charles J. Wyly, Jr. Charles
      J. Wyly, Jr. disclaims beneficial ownership of the excluded shares.

 (5)  Directly owned by family trusts of which Charles J. Wyly, Jr. is trustee.
 (6)  Includes 10,000 shares purchasable pursuant to an option and 17,864 shares purchasable pursuant to Series B Warrants.
 (7)  The Wyly Group consists of Sam Wyly, Charles J. Wyly, Jr. and First Dallas
      Limited, a limited partnership of which Sam Wyly and Charles J. Wyly,  Jr.
      are general partners.
 (8)  Includes  800,000 shares purchasable pursuant to options and 11,000 shares purchasable pursuant to Series F Warrants.
 (9)  Includes 150 shares directly held by  Mr. Moore's child and 19,250  shares purchasable pursuant to options.
(10)  Includes 10,000 shares purchasable pursuant to options.
(11)  Includes  10,000 shares purchasable  pursuant to an  option and 400 shares held in a retirement account directed by Michael C. French.
(12)  Includes 19,250  shares  purchasable pursuant  to  an option,  and  50,000 shares purchasable pursuant to Series F Warrants.
(13)  Includes  311,695 shares purchasable pursuant to options. Does not include
      18,661 shares directly owned by, and 44,963 shares purchasable pursuant to options beneficially  owned  by,  Mr.  Cook's  wife.  Mr.  Cook  disclaims beneficial ownership of the excluded shares.
(14)  Based  on  an amendment  to  Schedule 13D  filed  with the  Securities and
      Exchange Commission  dated  December  7,  1992,  includes  468,000  shares directly  owned by,  and 607,088 shares  purchasable pursuant  to Series B
      Warrants, 336,000 shares  purchasable pursuant  to Series  E Warrants  and
      40,500 shares purchasable pursuant to Series F Warrants beneficially owned by,  Lorne House Trust Limited as trustee of the Bulldog Non-Grantor Trust
      and  the  Pitkin   Non-Grantor  Trust,   irrevocable  non-grantor   trusts
      established by Sam Wyly and Charles J. Wyly, Jr., respectively.
(15)  Based  on  an amendment  to  Schedule 13D  filed  with the  Securities and
      Exchange Commission  dated  December  7,  1992,  includes  350,000  shares directly  owned by,  and 404,725 shares  purchasable pursuant  to Series B
      Warrants and  240,000 shares  purchasable pursuant  to Series  E  Warrants beneficially owned by, the Bulldog Non-Grantor Trust.
(16)  In  addition  to the  ownership of  the  directors and  executive officers listed in the  table and  more fully  described in  footnotes (2)  through
      (11),  includes  the  following  shares  beneficially  owned  by executive officers not named in  the table: 106,217  shares purchasable pursuant  to options and 19,980 shares purchasable pursuant to Series F Warrants.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during fiscal 1993.

                                                                                      LONG TERM COMPENSATION
                                                                                  -------------------------------
                                                                                          AWARDS
                                                                                  ----------------------
                                              ANNUAL COMPENSATION                             SECURITIES  PAYOUTS
                                  --------------------------------------------    RESTRICTED  UNDERLYING  -------
         NAME AND                                                 OTHER ANNUAL      STOCK      OPTIONS/    LTIP     ALL OTHER
        PRINCIPAL                    SALARY          BONUS        COMPENSATION    AWARDS(S)      SARS     PAYOUTS  COMPENSATION
         POSITION           YEAR      ($)            ($)(1)          ($)(2)          ($)        (#)(3)      ($)       ($)(2)
- --------------------------  ----  ------------    ------------    ------------    ----------  ----------  -------  ------------
Sterling L. Williams,       1993       600,000         300,000        30,695           --       300,000      --       29,423   (4)
  President, Chief          1992       550,000         250,000        33,978           --       500,000      --       36,271
  Executive Officer         1991       500,000         200,000                         --        --          --
Sam Wyly,                   1993       710,000(5)      300,000        33,212           --       300,000      --       62,581   (7)
  Chairman of the Board     1992       650,000(5)      300,000        23,474           --       667,000      --       75,198
                            1991       600,000(5)      250,000(6)                      --        --          --
Charles J. Wyly, Jr.,       1993       355,000(8)      150,000         1,986           --       150,000      --       28,385   (10)
  Vice Chairman of the      1992       325,000(8)      150,000         9,543           --       333,000      --       26,633
  Board and Director        1991       300,000(8)      125,000(9)                      --        --          --
Werner L. Frank,            1993       310,000         158,873        --               --       125,000      --       18,710   (11)
  Executive Vice President  1992       285,000         358,342        --               --        77,000      --       17,742
                            1991       260,000         236,452                         --        --          --
Warner C. Blow,             1993       290,000         170,000        --               --       100,000      --       12,823   (12)
  Executive Vice President  1992       270,000         267,684        --               --       125,000      --        6,866
                            1991       250,000         216,423                         --        --          --

- ------------------------
 (1) Reflects bonus earned during the fiscal year. In some instances all or a portion of the bonus was paid during the next fiscal year.
 (2) Disclosure of Other Annual Compensation and All Other Compensation is not required for fiscal year 1991.
 (3)  Options to acquire shares of Common Stock.
 (4) Consists of $23 in Company contributions to the Company's Savings and Security Plan and $29,400 in premiums on a universal life insurance policy for Mr. Williams' benefit.
 (5)  Includes fees of $355,000, $325,000 and $300,000 paid to Sam Wyly in 1993,
      1992 and 1991, respectively, for his service as Chairman of the Board of Directors of the Company.
 (6)  Consulting fees paid as incentive compensation in 1991.
 (7) Consists of $5,423 in Company contributions to the Company's Savings and Security Plan and $57,158 in premiums on a universal life insurance policy for Sam Wyly's benefit.
 (8) Includes fees of $177,500, $162,500 and $150,000 paid to Charles J. Wyly, Jr. in 1993, 1992 and 1991, respectively, for his service as Vice Chairman of the Board of Directors of the Company.
 (9)  Consulting fees paid as incentive compensation in 1991.
(10) Consists of $6,965 in Company contributions to the Company's Savings and Security Plan and $21,420 in premiums on a universal life insurance policy for Charles J. Wyly, Jr.'s benefit.
(11) Consists of $5,580 in Company contributions to the Company's Savings and Security Plan and $13,130 in premiums on a universal life insurance policy for Mr. Frank's benefit.
(12) Consists of $6,655 in Company contributions to the Company's Savings and Security Plan and $6,168 in premiums on a whole life insurance policy for Mr. Blow's benefit.

OPTION GRANTS DURING 1993 FISCAL YEAR

    The following table provides information related to options granted to the named executive officers during fiscal 1993.

                                        INDIVIDUAL GRANTS                                            POTENTIAL REALIZABLE
- -------------------------------------------------------------------------------------------------  VALUE AT ASSUMED ANNUAL
                                     NUMBER OF        % OF TOTAL                                     RATES OF STOCK PRICE
                                     SECURITIES      OPTIONS/SARS                                  APPRECIATION FOR OPTION
                                     UNDERLYING       GRANTED TO     EXERCISE OR                           TERM (1)
                                    OPTIONS/SARS     EMPLOYEES IN    BASE PRICE                    ------------------------
              NAME                 GRANTED (#)(2)   FISCAL YEAR (3)   ($/SH)(4)   EXPIRATION DATE    5% ($)       10% ($)
- --------------------------------  ----------------  ---------------  -----------  ---------------  -----------  -----------
Sterling L. Williams............     300,000(5)(8)         10.3       $  19.125      July 1, 1998    1,585,165    3,502,801
Sam Wyly........................     300,000(6)(8)         10.3       $  19.125      July 1, 1998    1,585,165    3,502,801
Charles J. Wyly, Jr. ...........     150,000(6)(8)          5.1       $  19.125      July 1, 1998      792,583    1,751,401
Werner L. Frank.................     125,000(7)             4.3       $  19.125      July 1, 1998      660,486    1,459,500
Warner C. Blow..................     100,000(7)             3.4       $  19.125      July 1, 1998      528,388    1,167,600

- ------------------------
(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over periods of up to four years.
(2) Options to acquire shares of Common Stock.
(3) Includes options granted under Systems Center Plans from the beginning of the Company's fiscal year through June 30, 1993.
(4) The option exercise price may be paid in shares of Common Stock owned by the executive officer, in cash, or in any other form of valid consideration or a combination of any of the foregoing, as determined by the Stock Option Committee in its discretion.
(5) Options are exercisable in their entirety from and after the date of grant. The exercise price was equal to the fair market value of the Common Stock on the date of grant.
(6) Options become exercisable in their entirety July 1, 1994. Prior to such time the options are not exercisable. The exercise price was equal to the fair market value of the Common Stock on the date of grant.
(7) Options become exercisable with respect to 25% of the shares covered thereby on each of July 1, 1994, 1995, 1996 and 1997. In the event of a Change of Control of the Company, however, any unexercisable portion of the options will become immediately exercisable. The exercise price was equal to the fair market value of the Common Stock on the date of grant.
(8) Options were granted under the Company's 1992 Non-Statutory Plan. See "Report of the Executive and Stock Option Committees of the Board of Directors on Executive Compensation."

OPTION EXERCISES DURING 1993 FISCAL YEAR
 AND FISCAL YEAR END OPTION VALUES

    The following table provides information related to options and warrants exercised by the named executive officers during the 1993 fiscal year and the number and value of options and warrants held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                                   NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                      OPTIONS/SAR'S                  OPTIONS/SAR'S
                                                                       AT FY-END(#)                 AT FY-END($)(2)
                             SHARES ACQUIRED       VALUE       ----------------------------  ------------------------------
           NAME              ON EXERCISE(#)   REALIZED($)(1)    EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ---------------------------  ---------------  ---------------  -------------  -------------  ---------------  -------------
Sterling L. Williams.......      100,000(3)      1,481,250        811,000(4)       --           5,032,700(4)       --
Sam Wyly...................        --               --    (5)      53,728(6)       300,000        953,672(6)     1,462,500
Charles J. Wyly, Jr........        --               --    (7)      98,320(8)       150,000      1,745,180(8)       731,250
Werner L. Frank............        --               --            117,250(9)       182,750      1,869,438          999,188
Warner C. Blow.............        --               --             81,250          193,750      1,098,438        1,120,313

- ------------------------
(1) Value is calculated based on the difference between the option or warrant exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.
(2) The closing price for the Company's Common Stock as reported by the New York Stock Exchange on September 30, 1993 was $24.00. Value is calculated on the basis of the difference between the option or warrant exercise price and $24.00 multiplied by the number of shares of Common Stock underlying the option or warrant.
(3) Shares were acquired upon exercise of warrants.
(4) Includes warrants to purchase an aggregate of 11,000 shares of Common Stock.
(5) On December 4, 1992, Sam Wyly transferred to two trusts options to purchase an aggregate of 667,000 shares of Common Stock. The exercise price of each of the options transferred was $18.875 per share and the closing sale price of the Common Stock on the date of transfer was $21.50. Sam Wyly disclaims beneficial ownership of the shares of Common Stock held by the trusts.
(6) Includes warrants to purchase an aggregate of 53,728 shares of Common Stock held by trusts of which Sam Wyly is trustee.
(7) On December 4, 1992, Charles J. Wyly, Jr. transferred to a trust options to purchase 333,000 shares of Common Stock. The exercise price of each of the options transferred was $18.875 per share and the closing sale price of the Common Stock on the date of transfer was $21.50. Charles J. Wyly, Jr. disclaims beneficial ownership of the shares of Common Stock subject to the options held by the trust.
(8) Includes warrants to purchase an aggregate of 98,320 shares of Common Stock held by trusts of which Charles J. Wyly, Jr. is trustee.
(9) Includes warrants to purchase an aggregate of 98,000 shares of Common Stock.

COMPENSATION OF DIRECTORS

    Messrs. Cook, Donachie, French, Miller and Evan Wyly are entitled to receive an annual fee of $25,000 plus $2,500 for each meeting of the Board of Directors and authorized committee of the Board of Directors that they attend. Additionally, Sam Wyly and Charles J. Wyly, Jr. receive annual directors' fees of $385,000 and $192,500 in their capacities as Chairman and Vice Chairman of the Board, respectively. Messrs. Williams and Moore do not receive separate compensation for their service as directors.

    During fiscal 1993 Mr. French provided advisory services to the Company, for which he was paid fees aggregating $254,537. Commencing January 1, 1994 Mr. French will provide advisory services to the Company for which he will be compensated at a rate of $15,000 per month. Since January 1, 1993, Jackson & Walker, L.L.P., the law firm of which Mr. French is a partner, has not charged the Company for any time spent by Mr. French on any Company matters.

    On July 2, 1993, the Company entered into a one year Consultation Agreement with REC Enterprises, Inc., a Delaware corporation of which Robert E. Cook is President, pursuant to which REC will receive a fee of $240,000. During fiscal 1993, Evan Wyly received $48,000 from the Company pursuant to a consulting arrangement, which consulting arrangement was terminated January 1, 1994.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

    On July 7, 1987, the Company entered into agreements with Sam Wyly,  Charles
J. Wyly, Jr. and Sterling L. Williams, executive officers of the Company (such agreement with Sterling L. Williams being sometimes referred to herein as the "1987 Agreement"), which agreements provide for employment of such persons by the Company upon the occurrence of a Change of Control. The 1987 Agreement expires five years after the date of the Change of Control and requires the Company to pay to such officer, if his employment is terminated within such five-year period, a sum equal to five times such officer's salary, bonus and benefits during the twelve-month period immediately preceding termination. The agreements between the Company and Sam Wyly and the Company and Charles J. Wyly, Jr. each expire seven years after the date of the Change of Control and each require the Company to pay such officer, if his employment is terminated within such seven-year period, a sum equal to seven times such officer's salary, bonus and benefits during the twelve-month period immediately preceding termination, provided that such termination payments made pursuant thereto shall not exceed $6.5 million for Sam Wyly and $3.25 million for Charles J. Wyly, Jr.

    Effective January 1, 1993, the Company entered into an employment agreement with Sterling L. Williams (the "Employment Agreement"), which provides for an annual base salary of $600,000 and certain personal benefits plus such bonuses or other benefits and annual increases on which the Company and Mr. Williams may agree. Effective October 1, 1993, Mr. Williams' base salary was increased to $650,000. Upon termination of Mr. Williams' employment by (i) the Company or
(ii) Mr. Williams as a result of a reduction of his compensation or of the nature or scope of his authority and duties, the Employment Agreement will automatically be converted into a five-year consulting agreement. In such event, Mr. Williams shall be entitled to continue receiving compensation and certain benefits at the levels specified in the Employment Agreement. Prior to the expiration of its five-year term, the consulting agreement may be terminated by Mr. Williams at any time and by the Company at Mr. Williams' death. In the event of termination of Mr. Williams' employment following a Change of Control, at Mr. Williams' option, the terms of the 1987 Agreement will govern the termination. In the event of a Change of Control following conversion of the Employment Agreement into a consulting agreement, Mr. Williams will have the option of terminating the consulting agreement and, thereafter, will be entitled to receive in one lump sum the aggregate amount of all compensation due through the unexpired portion of the five-year consulting agreement.

    On October 1, 1989, the Company entered into agreements with Werner L. Frank and Warner C. Blow, executive officers of the Company (the "1989 Agreements"), which agreements provide for employment of such persons by the Company upon a Change of Control of the Company. Each of these agreements expires three years after the date of the Change of Control and requires the Company to pay each such officer, if his employment is terminated within such three-year period, a sum equal to 300% of such officer's salary, bonus and benefits during the twelve-month period immediately preceding termination.

    Effective January 1, 1993, the Company entered into employment agreements with Werner L. Frank and Warner C. Blow, which agreements provide for the continued compensation of Mr. Frank and Mr. Blow in the event that the Company terminates their employment. The agreement between the Company and Mr. Frank will expire on January 1, 1996, unless notice of termination is given by the Company prior to such date, in which event the agreement will expire three years after the date on which such notice is given. The agreement between the Company and Mr. Blow will expire three years after the date on which notice of termination is given to Mr. Blow by the Company. Each of these agreements requires the Company to continue to pay each such officer, upon his termination from employment by the Company, for 36 months, the salary, bonus and certain benefits in effect prior to such officer's termination from employment. In the event of termination of employment following a Change of Control, at such officer's option, the terms of the 1989 Agreements will govern termination.

REPORT OF THE EXECUTIVE AND STOCK OPTION COMMITTEES OF THE
 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    OVERVIEW AND PHILOSOPHY. The Company is engaged in a highly competitive industry. In order to succeed, the Company believes that it must be able to attract and retain qualified executives. To achieve this objective, the Company has structured an executive compensation system tied to operating performance that the Company believes has enabled it to attract and retain key employees.

    During fiscal 1993, the members of the Executive Committee held primary responsibility for determining executive compensation levels. The Executive Committee, as part of its review and consideration of executive compensation, takes into account, among other things, the following goals:

        - Provision of incentives and rewards that will attract and retain highly qualified and productive people;

        - Motivation of employees to high levels of performance;

        - Differentiation of individual pay based on performance;

        - Ensuring external competitiveness and internal equity; and

        - Alignment of Company, employee and stockholder interests.

    To achieve these goals, the Company's executive compensation policies integrate annual base compensation with bonuses based on operating performance, with a particular emphasis on attainment of planned objectives, and on individual initiatives and performance. Compensation through stock options is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

    CHIEF EXECUTIVE OFFICER'S COMPENSATION FOR FISCAL 1993. The Company's Chief Executive Officer, Sterling L. Williams, is compensated in accordance with his Employment Agreement entered into effective January 1, 1993. Such agreement provides for an annual base salary of $600,000 and certain benefits plus such bonuses or other benefits and annual increases on which the Company and Mr. Williams may agree. During fiscal 1993, Mr. Williams' bonus of $300,000 was based on the Company's operating performance and on the attainment of financial and strategic objectives, including the completion of a major acquisition.

    COMPENSATION OF EXECUTIVE OFFICERS. Compensation of the Company's executive officers is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and various benefits. In determining salaries for executive officers in fiscal 1993, the Executive Committee took into account individual experience and performance of its executive officers, as well as the Company's operating performance for fiscal 1993 and the attainment of financial and strategic objectives.

    The Company maintains three stock option plans for its executives, as well as its key employees and directors, which plans are administered by the Stock Option Committee. The Incentive Plan and Non-Statutory Plan are discussed under "Proposal II -- Amendments to the Incentive Plan and Non-Statutory Plan." In May 1992, the Board of Directors adopted the 1992 Non-Statutory Plan. The 1992 Non-Statutory Plan, as amended to date, provides for the grant of options to acquire up to 3,500,000 shares of the Company's Common Stock. The 1992 Non-Statutory Plan was adopted as a "broad-based" plan and, unlike the Incentive Plan and Non-Statutory Plan, it is not intended to qualify for special treatment under Section 16 of the Exchange Act. The primary difference between options granted under the 1992 Non-Statutory Plan and the other two plans (in addition to treatment under Section 16) is with respect to transferability of options. Under the 1992 Non-Statutory Plan, options may be transferred by the optionee upon five days prior written notice to the Company. The Stock Option Committee believes that the grant of options aligns executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return and enables executives to develop and maintain a significant long-term ownership position in the Company's Common Stock.

    In August 1993, as part of the Omnibus Budget Reconciliation Act of 1933, new Section 162(m) of the Code was enacted, which section provides for an annual one million dollar limitation on the deduction that an employer may claim for compensation of certain executives. New Section 162(m) of the Code provides exceptions to the Deduction Limitation, and it is the intent of the Executive Committee and the Stock Option Committee to qualify for such exceptions to the extent feasible and in the best interests of the Company. However, there are many unanswered questions concerning the application of the Deduction Limitation and the exceptions to the Deduction Limitation because the statute was only recently enacted and Treasury regulations interpreting this provision have not been issued in final form. Treasury regulations have been issued in proposed form but these proposed regulations are not comprehensive. As its initial step in attempting to satisfy an exception to the Deduction Limitation, the Board has ratified the adoption by the 1994 Non-Statutory Plan Committee of the 1994 Non-Statutory Plan, which is intended to meet the Performance Based Compensation Exception to the Deduction Limitation.

    This report is submitted  by the members of  the Executive and Stock  Option
Committees:

           EXECUTIVE COMMITTEE                      STOCK OPTION COMMITTEE
- -----------------------------------------  -----------------------------------------
                Sam Wyly                                   Sam Wyly
          Charles J. Wyly, Jr.                       Charles J. Wyly, Jr.
          Sterling L. Williams                       Sterling L. Williams

EXECUTIVE AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal 1993, the members of the Executive Committee were primarily responsible for determining executive compensation, and the members of the Stock Option Committee made decisions related to stock option grants to executive officers. The following executive officers, who also are members of the Executive and Stock Option Committees, participated in deliberations concerning executive officer compensation: Sam Wyly, Charles J. Wyly, Jr. and Sterling L. Williams.

    Sam Wyly and Charles J. Wyly, Jr. are executive officers and members of the Executive Committees, Stock Option Committees and Boards of Directors of both the Company and Michaels Stores, Inc. Additionally, Sam Wyly and Charles J. Wyly, Jr. are members of the compensation committee of the Michaels Stores, Inc. Board of Directors. Accordingly, Sam Wyly and Charles J. Wyly, Jr. have participated in decisions related to compensation of executive officers of each of the Company and Michaels Stores, Inc.

    During fiscal 1993, Sam Wyly was indebted to the Company for non-interest bearing advances of $169,027, which were repaid to the Company on December 23, 1993. As of December 31, 1993, Sterling L. Williams was indebted to the Company for $897,483, which represented the then outstanding balance of and accrued interest on a promissory note executed effective January 1, 1992, and advances payable to the Company. The promissory note bears interest at an annual rate of 4.69% and is payable in varying installments through its final maturity date at December 31, 2000. The largest amounts of indebtedness outstanding since the beginning of the Company's last fiscal year for Sam Wyly and Mr. Williams were $169,027 and $897,483, respectively.

    As of January 4, 1994, the Company had invested $15 million in a securities investment partnership managed by Maverick Capital, Ltd. ("Maverick"), a fund whose objective is to achieve high total returns through aggressive investments in debt and/or equity securities in the United States or other world markets. Maverick is owned by Sam Wyly, Charles J. Wyly. Jr., Evan Wyly and various Wyly family trusts, including a trust for the benefit of the wife of Donald R. Miller, Jr. In addition, Michael C. French is a managing director of, and has an income interest in, Maverick. As of January 1, 1994, Maverick was managing a total of over $100 million of investment assets. The Company has the right to withdraw all or part of its investment at the end of any calendar quarter. As of January 4, 1994, based upon the net asset value of the partnership, the Company's investment was valued at $16.1 million. The Company believes that the terms of its agreement with the partnership, which provide for a 1% management fee to Maverick plus a special allocation of 20% of any net investment gains, are fair to the Company and are typical of the terms of other, comparable investment partnerships sponsored by unaffiliated investment managers.

    In addition, the Company has entered into an agreement as of December 13, 1993, with Maverick pursuant to which Maverick is to provide investment management services for a portion of the Company's available cash. The Company has paid a one-time set up fee of $75,000 under the agreement and will pay a quarterly fee equal to .125% of the average net assets being managed. The
Company believes the fees under this agreement are comparable to those that would be charged to the Company by unaffiliated third parties for comparable investment management services.

    From time to time the Company leases charter aircraft from a company owned by Sam Wyly and Charles J. Wyly, Jr., for travel by the Company's senior management in the course of the Company's business. The Company pays for the use of such aircraft at competitive market rates. For travel during fiscal 1993, such payments totalled $270,893. Payments for travel from the beginning of fiscal 1994 through January 1, 1994 totalled $64,314.

STOCK PERFORMANCE CHART

    The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended September 30, 1993 with the cumulative total return on the S&P 500 Index and the S&P Computer Software and Services Index. The comparison assumes $100 was invested on September 30, 1988 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG STERLING SOFTWARE, INC., THE S&P 500 INDEX
                 AND THE S&P COMPUTER SOFTWARE & SERVICES INDEX

                           1988 1989 1990 1991 1992 1993
                           ---  ---  ---  ---  ---  ---
STERLING SOFTWARE, INC.    100  107   75  193  221  315
S&P 500                    100  133  121  158  176  199
S&P COMPTR SOFTWR & SVCS   100  130   83  129  158  210

- ------------------------
*$100 INVESTED  ON 09/30/88  IN  STOCK OR  INDEX  -- INCLUDING  REINVESTMENT  OF
 DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.

PENSION PLAN TABLE

    INFORMATICS SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II ("SERP II"). In connection with its acquisition of Informatics General Corporation in 1985, the Company has retained the Informatics SERP II. The annual benefit payable upon retirement at age 65 or above under SERP II is equal to the lesser of the following amounts: (1) .00167 times the participant's total months of service times "earnings" (i.e., the average of salary plus any bonuses under other profit sharing plans for the three consecutive years of highest compensation) or
(2) 50% of "earnings" less the annuity equivalent of the participant's account balance under the Sterling Software, Inc. Subsidiary Retirement Plan at the termination of such plan in December 1989 plus the annuity equivalent of the assumed Company matching contribution under the Company's Savings and Security Plan for such year. Benefits paid under SERP II are adjusted in the event of disability or retirement prior to age 65. Benefits are also adjusted annually, upward or downward, to the extent that the increase or decrease, if any, in the Consumer Price Index for the preceding calendar year over the Consumer Price Index for the next preceding calendar year exceeds 5%. As of December 31, 1993, Mr. Warner Blow had accrued approximately nineteen years of service under SERP
II. None of the other executive officers named in the Summary Compensation Table participate under SERP II. Amounts paid under SERP II are taxable as income. SERP II is not funded and benefits are paid as they become due.

    The following table shows the estimated annual benefits payable upon retirement at age 65 to participants in SERP II for the indicated levels of average annual compensation and various periods of service, assuming no future changes in such plan and based upon .00167 times the participant's total months of service times "earnings":

                                                                         YEARS OF SERVICE
                                                  ---------------------------------------------------------------
                  REMUNERATION                        15           20           25           30           35
- ------------------------------------------------  -----------  -----------  -----------  -----------  -----------
$200,000........................................  $    60,000  $    80,000  $   100,000  $   100,000  $   100,000
 225,000........................................       67,500       90,000      112,500      112,500      112,500
 250,000........................................       75,000      100,000      125,000      125,000      125,000
 300,000........................................       90,000      120,000      150,000      150,000      150,000
 350,000........................................      105,000      140,000      175,000      175,000      175,000
 400,000........................................      120,000      160,000      200,000      200,000      200,000

                              CERTAIN TRANSACTIONS

    During fiscal 1993, Geno P. Tolari, Executive Vice President of the Company, was indebted to the Company pursuant to a loan that bore interest at an annual rate of 1% above the prime rate of interest and was due and payable on July 13, 1995. The largest amount of indebtedness outstanding since the beginning of the Company's last fiscal year for Mr. Tolari was $138,029. Mr. Tolari repaid such indebtedness to the Company on January 10, 1994. During fiscal 1993, Michael C. French was indebted to the Company pursuant to a promissory note executed effective March 31, 1992, payable to the Company. Such promissory note bore interest at an annual rate of 7.68% and was due and payable on March 31, 1993. The largest amount of indebtedness outstanding since the beginning of the Company's last fiscal year for Mr. French was $74,191. Mr. French repaid such indebtedness to the Company on September 22, 1993. Sam Wyly and Sterling L. Williams were also indebted to the Company during fiscal 1993. See "Management Compensation -- Executive and Stock Option Committee Interlocks and Insider Participation."

    Jackson & Walker, L.L.P., a law firm of which Michael C. French is a partner, provides legal services to the Company. Since January 1, 1993, the Company has not been charged by such firm for any time spent by Mr. French on any Company matters.

    As of January 4, 1994, the Company had invested $15 million in a securities investment partnership managed by Maverick, a fund whose objective is to achieve high total returns through aggressive investments in debt and/or equity securities in the United States or other world markets. Maverick is owned by Sam Wyly, Charles J. Wyly, Jr., Evan Wyly and various Wyly family trusts, including a trust for the benefit of the wife of Donald R. Miller, Jr. In addition, Michael C. French is a managing director of, and has an income interest in,
Maverick. As of January 1, 1994, Maverick was managing a total of over $100 million of investment assets. The Company has the right to withdraw all or part of its investment at the end of any calendar quarter. As of January 4, 1994, based upon the net asset value of the partnership, the Company's investment was valued at $16.1 million. The Company believes that the terms of its agreement with the partnership, which provide for a 1% management fee to Maverick plus a special allocation of 20% of any net investment gains, are fair to the Company and are typical of the terms of other, comparable investment partnerships sponsored by unaffiliated investment managers.

    In addition, the Company has entered into an agreement as of December 13, 1993, with Maverick pursuant to which Maverick is to provide investment management services for a portion of the Company's available cash. The Company has paid a one-time set up fee of $75,000 under the agreement and will pay a quarterly fee equal to .125% of the average net assets being managed. The
Company believes the fees under this agreement are comparable to those that would be charged to the Company by unaffiliated third parties for comparable investment management services.

    From time to time the Company leases charter aircraft from a company owned by Sam Wyly and Charles J. Wyly, Jr. See "Management Compensation -- Executive and Stock Option Committee Interlocks and Insider Participation."

    In  connection with the acquisition of Systems Center by the Company, Robert
E. Cook received a payment of $2 million pursuant to the terms of a severance agreement between Mr. Cook and Systems Center dated December 15, 1992 and amended June 14, 1993. The Company leases office space in Reston, Virginia from a partnership of which Mr. Cook is general partner and in which Mr. Cook has a 53% interest. The lease agreement was entered into by Systems Center in May 1985 and will expire in 2001. Rent payments for the Company's fiscal year ended
September 30, 1993 totalled $2,893,091. The Company has no further option to extend the lease, but does have a right of first offer if the building is offered for sale.

                            SECTION 16 REQUIREMENTS

    Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it with respect to fiscal 1992, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with, except that Werner L. Frank, an executive officer of the Company, filed one late report covering one transaction and Robert E. Cook filed one late report covering three transactions by his wife. Mr. Cook has disclaimed beneficial ownership of all shares of Common Stock of the Company held by his wife.

                              INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young as independent auditors to examine the Company's accounts for the 1994 fiscal year. Representatives of Ernst & Young are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

    Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 1995 Annual Meeting of Stockholders, such proposals must be received by the Company not later than September 16, 1994. Such proposals should be directed to Sterling Software, Inc., Suite 1100, 8080 North Central Expressway, Dallas, Texas 75206, Attention:
Secretary.

                                 OTHER BUSINESS

    The Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

                                 MISCELLANEOUS

    All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition, Georgeson & Company has been retained by the Company to aid in the solicitation of Proxies and will solicit Proxies by mail, telephone, telegraph and personal interview and may request brokerage houses and nominees to forward soliciting material to beneficial owners of Common Stock. For these services, Georgeson & Company will be paid fees not to exceed $10,000 plus expenses.

    The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1993, which includes financial statements (the "Annual Report"), accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

    A COPY OF THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON RECEIPT OF A WRITTEN OR ORAL REQUEST OF SUCH PERSON ADDRESSED TO STERLING SOFTWARE, INC., ATTN: ANNE VAHALA, VICE PRESIDENT, 8080 NORTH CENTRAL EXPRESSWAY,
DALLAS, TEXAS 75206 (TELEPHONE: (214) 891-8600).

                                            By Order of the Board of Directors
                                                    JEANNETTE P. MEIER
                                                        SECRETARY

Dallas, Texas
        , 1994

                                                                      APPENDIX A

                            STERLING SOFTWARE, INC.

                          INCENTIVE STOCK OPTION PLAN
                     (AS AMENDED, THROUGH JANUARY   , 1994)

    1. PURPOSE. The purpose of the Incentive Stock Option Plan of Sterling Software, Inc. (the "Plan") is to provide key employees with a proprietary interest in Sterling Software, Inc., a Delaware corporation, and its subsidiaries (the "Company") through the granting of options ("Option" or "Options") to purchase shares of the Company's authorized Common Stock, par value $0.10 per share ("Common Stock"), in order to:

        a. Increase the interest in the Company's welfare of those key employees who share primary responsibility for the management, growth and protection of the business of the Company;

        b. Furnish an incentive to such employees to continue their services for the Company; and

        c. Provide a means through which the Company may attract able persons to enter its employment.

It is intended that Options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986.

    With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action of the Committee (as defined in Section 2) fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors" or "Board") or by a Stock Option Committee (the "Stock Option Committee") consisting of such number of directors as are appointed by the Board from time to time in accordance with the requirements of Rule 16b-3. As used herein, "Committee" shall mean the Board or the duly appointed Stock Option Committee, as applicable. No member of the Committee shall take any action with respect to Options granted to such member. The Board of Directors shall choose an additional member or members of the Board to serve on the Committee for the sole purpose of making decisions pursuant to the Plan with regard to the member of the Committee receiving the Options. Except as otherwise provided by the terms of this Plan or by the Board, the Committee shall have all the power and authority of the Board hereunder.

    The Committee, shall have full and final authority in its discretion, but subject to the provisions of the Plan, to determine from time to time the individuals to whom Options shall be granted and the number of shares to be covered by each Option; to determine the time or times at which Options shall be granted; to interpret the Plan and the instruments by which Options will be evidenced; to make, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the instruments by which Options shall be evidenced; with the consent of the Participant (as defined in Section
3), to modify or amend any Option agreement or waive any conditions or restrictions applicable to any Option or the exercise thereof; and to make all other determinations necessary or advisable for the administration of the Plan.

    3. ELIGIBILITY. The Committee may, from time to time, select particular employees from among those key employees of the Company and any subsidiary of the Company to whom Options are to be granted, and upon the grant of such Options, the selected employees shall become Participants in the Plan. As used herein the term "Participant" means an eligible employee as described in this Section who accepts an Option, or the estate, personal representative or beneficiary thereof having the right to exercise an Option pursuant to its terms. Employees are eligible hereunder if they are employed by the

Company or any of its subsidiaries on a full-time basis and are compensated for such employment by a regular salary. There shall be included as eligible employees members of the Board who are also salaried officers or employees of the Company.

    4. NUMBER OF SHARES AVAILABLE FOR OPTIONS. The shares of Common Stock subject to Options granted pursuant to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares that by reason of the expiration of an Option, or for any other reason, are no longer subject to purchase pursuant to an Option granted under the Plan, and shares from time to time rendered in payment of the exercise price of Options, may be made subject to additional Options granted pursuant to the Plan. The maximum aggregate number of shares of Common Stock that may be issued from time to time pursuant to the exercise of Options granted pursuant to the Plan shall be 2,000,000; provided that the Committee may adjust the number of shares available for Options, the number of shares subject to and the exercise price of Options granted hereunder to effect a change in capitalization of the Company, such as a stock dividend, stock split, share combination, exchange of shares, merger, consolidation, reorganization, liquidation, or the like, of or by the Company.

    5. THE GRANT OF OPTIONS. Options granted hereunder shall be evidenced by written stock option agreements containing such terms and provisions as are recommended and approved from time to time by the Committee, but subject to and not more favorable than the terms of the Plan. The Committee may from time to time require additional terms which the Committee deems necessary or advisable. The Company shall execute stock option agreements upon instruction from the Committee.

    6. MAXIMUM AMOUNT OF STOCK SUBJECT TO OPTIONS. The maximum aggregate fair market value (determined as of the time the Option is granted) of the Common Stock with respect to which Options are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) shall not exceed $100,000. This limitation shall apply to all Options granted under the Plan after December 31, 1986.

    7. OPTION EXERCISE PRICE. The purchase price of Common Stock subject to an Option granted pursuant to the Plan shall be determined by the Committee on the date of the grant. The price shall not be less than 100% of the fair market value of the Common Stock on the date of the grant of the Option; provided, however, that if the Participant owns more than 10% combined voting power of all of the outstanding capital stock of the Company on the date of the grant, the exercise price shall not be less than 110% of the fair market value of the Common Stock on the date of grant. The Committee shall determine the fair market value of the Common Stock on the date of the grant, and shall set forth the determination in its minutes.

    8.  EXERCISE OF OPTION.

        a. Options granted under the Plan may not be exercisable while there is outstanding any incentive stock option previously granted to the Participant. An Option will be considered outstanding until such Option is exercised in full or expires by reason of lapse of time. This Section 8.a. shall not apply to any Option granted to any employee pursuant to the Plan after December 31, 1986.

        b. An Option may not be exercised, nor may Common Stock be issued pursuant to the exercise of an Option, if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of the Option shall not have been taken or secured. The term of each Option shall not be more than ten years from the date of grant; provided, however, that in the case of a Participant who owns greater than 10% of the Common Stock of the Company at the time the Option is granted, the term of the Option shall not be more than five years from the date of grant.

    9. PAYMENT. Full payment for Common Stock purchased upon the exercise of the Option shall be made at the time of exercise. No Common Stock shall be issued until full payment has been made and a Participant shall have none of the rights of a stockholder until shares of Common Stock are issued to him. Any federal, state or local taxes required to be paid or withheld at the time of exercise shall also be paid or withheld in full prior to any delivery of shares of Common Stock upon exercise. Payment may be made in cash, in shares of Common Stock then owned by the Participant, or in any other form of valid consideration, or a combination of any of the foregoing, as required by the Committee in its discretion. Shares of Common Stock tendered in payment of the exercise price of any Options may be reissued to the Participant who tendered the shares of Common Stock as part of the shares of Common Stock issuable upon exercise of other Options granted from time to time pursuant to the Plan.

    10. TIME OF GRANTING OF OPTION. The grant of an Option pursuant to the Plan shall occur only when a written Option agreement shall have been duly executed and delivered by or on behalf of the Company to the Participant. Such Option shall not be effective unless granted on or before December 31, 2003.

    11. NON-TRANSFERABILITY OF OPTIONS. Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and may only be exercised during the lifetime of the Participant by such Participant.

    12. RIGHTS IN EVENT OF DEATH OR DISABILITY OF PARTICIPANT. The Committee shall have discretion to include in each Option agreement such provisions regarding exercisability of the Options following the death or disability of the Participant as it, in its sole discretion, deems to be appropriate.

    13. NOTICE UPON DISPOSITION. Participants shall immediately notify the Company upon sale of any Common Stock acquired pursuant to the exercise of an Option granted under the Plan if such sale occurs within two years from the date of the grant of the Option, or one year from the date of the exercise of the Option.

    14. STOCK PURCHASED FOR INVESTMENT. At the discretion of the Committee, any Option agreement may provide that the Option holder shall, by accepting an Option, represent and agree on behalf of himself and his transferees by will or the laws of descent and distribution that all shares of Common Stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of Common Stock are being acquired in good faith and for investment and not for resale or distribution.

    15. TERMINATION OF OPTION RIGHTS AND AWARDS. The Committee may provide in each Option agreement for the circumstances under which Options granted hereunder may terminate for any reason that the Committee, in its sole discretion, deems appropriate.

    16. AMENDMENT OR DISCONTINUATION. The Plan may be amended, altered or discontinued by the Board or, if the Board has specifically delegated this authority to the Committee, by the Committee, without approval of the stockholders; provided that the Board or the Committee shall not have the power or authority, without approval of the stockholders, to change the employees or class of employees who are eligible to participate or the aggregate number of shares which may be issued pursuant to the exercise of the Options. In the event any law, or any rule or regulation issued or promulgated by the Internal Revenue Service, Securities and Exchange Commission, National Association of Security Dealers, Inc., any stock exchange upon which the Common Stock is listed for trading or other governmental or quasi-governmental agency having jurisdiction over the Company, its Common Stock or the Plan requires the Plan to be amended, the Plan will be amended at that time and all Options then outstanding will be subject to such amendment.

    17. EMPLOYMENT. This Plan and any Option granted under this Plan do not confer upon the Participant any right to be employed or to continue in the employ of the Company, nor does it in any way interfere with the right of the Company to terminate the employment of the Participant at any time.

    18.  NO OBLIGATION TO EXERCISE OPTION.   The granting of an Option  pursuant
to the Plan shall not impose any obligation upon the Participant to exercise such Option.

    19. TERMINATION. Unless sooner terminated by action of the Board, or, if the Board has specifically delegated its authority to terminate the Plan to the Committee, by the Committee, the Plan shall terminate on December 31, 2003, and no Options may be granted pursuant to the Plan after such date.

    20. USE OF PROCEEDS. The proceeds derived from the sale of stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

    21. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective and shall be deemed to have been adopted on January , 1994, subject only to ratification by the holders of at least a majority of the outstanding shares of voting stock of the Company twelve months before or after such date.

    22. LIMITATIONS ON OPTIONS GRANTED TO DIRECTORS. The following limitations shall apply to Options granted to directors in order to comply with Rule 16b-3(b)(1)(iii) promulgated under the Exchange Act:

        a. In addition to the limitations included in Sections 6 and 8 hereof, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Options granted to all directors as a group under this Plan shall not exceed 50% of the aggregate shares of Common Stock for which Options may be granted under the Plan, subject to adjustment as provided in
    Section 4 hereof;

        b. The purchase price for shares of Common Stock acquired pursuant to the exercise, in whole or in part, of any Option shall be 100% of the fair market value of the Common Stock on the date of grant of such Option;

        c. Options granted to directors pursuant to the Plan may be granted only during the term of the Plan;

        d. Options granted to directors pursuant to the Plan shall not be exercisable for a period of twelve calendar months from the date of grant of such Options; and

        e. Options granted to directors pursuant to the Plan shall expire no later than five (5) years from the date on which the Options are granted.

    The limitations set forth in this Section 22 shall cease to apply effective as of the date of the Company's adoption with respect to this Plan of Rule 16b-3 as promulgated under the Exchange Act effective May 1991.

                                          STERLING SOFTWARE, INC.

                                          By: _____/s/_STERLING L. WILLIAMS_____
                                                    Sterling L. Williams
                                                PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER

                                                                      APPENDIX B

                            STERLING SOFTWARE, INC.

                        NON-STATUTORY STOCK OPTION PLAN
                     (AS AMENDED, THROUGH JANUARY   , 1994)

    1. PURPOSE. The purpose of the Non-Statutory Stock Option Plan of Sterling Software, Inc. (the "Plan") is to provide key employees and advisors with a proprietary interest in Sterling Software, Inc., a Delaware corporation, and its subsidiaries (the "Company") through the granting of options ("Option" or "Options") to purchase shares of the Company's authorized Common Stock, par value $0.10 per share ("Common Stock"), in order to:

        a. Increase the interest in the Company's welfare of those key employees and advisors who share primary responsibility for the management, growth and protection of the business of the Company;

        b. Recognize the contributions made by certain key employees and advisors to the Company's growth during its development stage;

        c. Furnish an incentive to such key employees and advisors to continue their services for the Company; and

        d. Provide a means through which the Company may attract able persons to engage as key employees and advisors.

    With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action by the Committee (as defined in Section 2) fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors" or "Board") or by a Stock Option Committee (the "Stock Option Committee") consisting of such number of directors as are appointed by the Board from time to time in accordance with the requirements of Rule 16b-3. As used herein, "Committee" shall mean the Board or the duly appointed Stock Option Committee, as applicable. No member of the Committee shall take any action with respect to Options granted to such member. The Board of Directors shall choose an additional member or members of the Board to serve on the Committee for the sole purpose of making decisions pursuant to the Plan with regard to the member of the Committee receiving the Options. Except as otherwise provided by the terms of this Plan or by the Board, the Committee shall have all the power and authority of the Board hereunder.

    The Committee shall have full and final authority in its discretion, but subject to the provisions of the Plan, to determine from time to time the individuals to whom Options shall be granted and the number of shares to be covered by each Option; to determine the time or times at which Options shall be granted; to interpret the Plan and the instruments by which Options will be evidenced; to make, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the instruments by which Options shall be evidenced; with the consent of the Participant (as defined in Section
3), to modify or amend any Option agreement or waive any conditions or restrictions applicable to any Option or the exercise thereof; and to make all other determinations necessary or advisable for the administration of the Plan. Non-employee members of the Board ("non-employee directors") shall not be eligible to receive Options under the Plan except as expressly provided in
Section 22.

    3. PARTICIPANTS. The Committee may, from time to time, select particular key employees and advisors of the Company, or of any subsidiary of the Company, to whom Options are to be granted, and upon the grant of such Options, the selected key employees and advisors shall become Participants in the Plan. As used herein, the term "Participant" means a key employee or advisor who accepts an Option, or the estate, personal representative or beneficiary thereof having the right to exercise an Option pursuant to its terms.

    4. SHARES SUBJECT TO THE PLAN. The shares of Common Stock subject to Options granted pursuant to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares that by reason of the expiration of an Option, or for any other reason, are no longer subject to purchase pursuant to an Option granted under the Plan, and shares from time to time rendered in payment of the exercise price of Options, may be made subject to additional Options granted pursuant to the Plan. The maximum aggregate number of shares of Common Stock that may be issued from time to time pursuant to the Plan shall be 4,500,000; provided that such number shall be increased on October 1 of each year by the number of shares equivalent to 4% of the Company's outstanding shares of Common Stock on the immediately preceding September 30; and provided further that the Committee may adjust the number of shares available for Options, the number of shares subject to and the exercise price of Options granted hereunder to effect a change in capitalization of the Company, such as a stock dividend, stock split, reverse stock split, share combination, exchange of shares, merger, consolidation, reorganization, liquidation, or the like, of or by the Company.

    5. GRANT OF OPTIONS. Options granted hereunder shall be evidenced by written stock option agreements containing such terms and provisions as are recommended and approved from time to time by the Committee, but subject to and not more favorable than the terms of the Plan. The Committee may from time to time require additional terms which the Committee deems necessary or advisable. The Company shall execute stock option agreements upon instruction from the Committee.

    6. MAXIMUM AMOUNT OF STOCK SUBJECT TO OPTIONS. Subject to Section 21, the maximum aggregate fair market value (determined as of the time the Option is granted) of the Common Stock for which any Participant may be granted Options in any calendar year shall be determined by the Committee in its discretion.

    7. OPTION EXERCISE PRICE. The purchase price of Common Stock subject to an Option granted pursuant to the Plan shall be no less than the fair market value of the Common Stock on the date of grant.

    8. RESTRICTIONS. The Committee may, but need not, at the time of granting of an Option or at any subsequent time impose such restrictions, if any, on issuance, voluntary disposition and release from escrow of any Options including, without limitation, permitting exercise of Options only in installments over a period of years.

    9. PAYMENT. Full payment for Common Stock purchased upon the exercise of an Option shall be made at the time of exercise. No Common Stock shall be issued until full payment has been made and a Participant shall have none of the rights of a shareholder until shares of Common Stock are issued to him. Any federal, state or local taxes required to be paid or withheld at the time of exercise shall also be paid or withheld in full prior to any delivery of shares of Common Stock upon exercise. Payment may be made in cash, in shares of Common Stock then owned by the Participant, or in any other form of valid consideration, or a combination of any of the foregoing, as required by the Committee in its discretion. Shares of Common Stock tendered in payment of the exercise price of any Options may be reissued to the Participant who tendered the shares of Common Stock as part of the shares of Common Stock issuable upon exercise of other Options granted from time to time pursuant to the Plan.

    10. TRANSFERABILITY OF OPTIONS. Options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal
Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. The designation by the holder of an Option of a beneficiary shall not constitute a transfer of the Option.

    11. TIME OF GRANTING OF AN OPTION. The grant of an Option pursuant to the Plan shall occur only when a written Option agreement shall have been duly executed and delivered by or on behalf of the Company to the Participant.

    12. RIGHTS IN EVENT OF DEATH OR DISABILITY OF PARTICIPANT. The Committee shall have discretion to include in each Option agreement such provisions regarding exercisability of the Options following the death or disability of the Participant as it, in its sole discretion, deems to be appropriate.

    13. TERMINATION OF OPTION RIGHTS AND AWARDS. The Committee may provide in each Option agreement for the circumstances under which Options granted hereunder may terminate for any reason that the Committee, in its sole discretion, deems appropriate.

    14. STOCK PURCHASED FOR INVESTMENT. At the discretion of the Committee, any Option agreement may provide that the Option holder shall, by accepting an Option, represent and agree on behalf of himself and his transferees by will or the laws of descent and distribution that all shares of Common Stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of Common Stock are being acquired in good faith and for investment and not for resale or distribution.

    15. AMENDMENT OR DISCONTINUATION. The Plan may be amended, altered or discontinued by the Board or, if the Board has specifically delegated this authority to the Committee, by the Committee, without approval of the stockholders. In the event any law, or any rule or regulation issued or promulgated by the Internal Revenue Service, Securities and Exchange Commission, National Association of Securities Dealers, Inc., any stock exchange upon which the Common Stock is listed for trading or other governmental or quasi-governmental agency having jurisdiction over the Company, its Common Stock or the Plan requires the Plan to be amended, the Plan will be amended at that time and all Options then outstanding will be subject to such amendment.

    16. EMPLOYMENT. This Plan and any Option granted under this Plan do not confer upon the Participant any right to be employed or to continue employment with the Company.

    17.  NO OBLIGATION TO EXERCISE OPTION.   The granting of an Option  pursuant
to the Plan shall not impose any obligation upon the Participant to exercise such Option.

    18. TERMINATION. Unless sooner terminated by action of the Board or, if the Board has specifically delegated its authority to terminate the Plan to the Committee, by the Committee, the Plan shall terminate on December 31, 2011, and no Options may be granted pursuant to the Plan after such date.

    19. USE OF PROCEEDS. The proceeds derived from the sale of stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

    20.  EFFECTIVE DATE OF THE PLAN.   The Plan shall be effective, as  amended,
immediately upon approval of the Board of Directors of the Company.

    21. LIMITATIONS ON OPTIONS GRANTED TO DIRECTORS. The following limitations shall apply to Options granted to directors in order to comply with Rule 16b-3(b)(1)(iii) promulgated under the Exchange Act:

        a. In addition to the limitations included in Section 6 hereof, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Options granted to all directors as a group under this Plan shall not exceed 50% of the aggregate shares of Common Stock for which Options may be granted under the Plan, subject to adjustment as provided in
    Section 4 hereof;

        b. The purchase price for shares of Common Stock acquired pursuant to the exercise, in whole or in part, of any Option shall be 100% of the fair market value of the Common Stock on the date of grant of such Option;

        c. Options granted to directors pursuant to the Plan may be granted only during the term of the Plan;

        d. Options granted to directors pursuant to the Plan shall not be exercisable for a period of twelve calendar months from the date of grant of such Options; and

        e. Options granted to directors pursuant to the Plan shall expire no later than five (5) years from the date on which the Options are granted.

    The limitations set forth in this Section 21 shall cease to apply effective as of the date of the Company's adoption with respect to this Plan of Rule 16b-3 as promulgated under the Exchange Act effective May 1991 ("New Rule 16b-3").

    22. AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. Grants to non-employee directors on or after the date of the Company's adoption with respect to this Plan of New Rule 16b-3 shall be solely pursuant to the following formula: each non-employee director elected or appointed to the Board will receive, at the time of his or her initial election or appointment, an automatic grant of Options to purchase 40,000 shares of Common Stock. In addition, during the term of the Non-Statutory Plan, each non-employee director will receive an additional automatic grant of Options to purchase 40,000 shares of Common Stock every five years on the anniversary date of his or her initial election or appointment to the Board, beginning on the fifth anniversary of his or her initial election or appointment to the Board; provided that such non-employee director has served continuously as a director of the Company since the date of his or her initial election or appointment to the Board. The exercise price of each such Option will be equal to the fair market value of the Common Stock on the date of grant. Each such Option will become exercisable in cumulative annual installments of one-fourth of the shares covered by the grant, commencing one year after the date of grant, and will expire five years from the date of grant; provided that each such Option will become immediately exercisable with respect to 100% of the shares covered by the grant in the event of a change of control. A change of control is deemed to occur (i) when any person, other than Sam Wyly or Charles
J. Wyly, Jr., or an affiliate of either of them, becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding securities, (ii) if, during any three consecutive years, individuals who constitute the Board of Directors at the beginning of such period cease to constitute a majority of the Board of Directors or (iii) upon the occurrence of any event that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act. This section shall not be amended more than once in any six-month period, other than to comport with changes in the Code or ERISA, or the rules thereunder.

                                          STERLING SOFTWARE, INC.

                                          By: _____/s/_STERLING L. WILLIAMS_____
                                                    Sterling L. Williams
                                                PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER

                                                                      APPENDIX C

                            STERLING SOFTWARE, INC.

                      1994 NON-STATUTORY STOCK OPTION PLAN

    1. PURPOSE. The purpose of the 1994 Non-Statutory Stock Option Plan of Sterling Software, Inc. (the "Plan") is to provide employees and key advisors with a proprietary interest in Sterling Software, Inc., a Delaware corporation, and its subsidiaries (the "Company") through the granting of options ("Option" or "Options") to purchase shares of the Company's authorized Common Stock, par value $0.10 per share ("Common Stock"), in order to:

        a. Increase the interest in the Company's welfare of those employees and key advisors who share primary responsibility for the management, growth and protection of the business of the Company;

        b. Recognize the contributions made by certain employees and key advisors to the Company's growth during its development stage;

        c. Furnish an incentive to such employees and key advisors to continue their services for the Company; and

        d. Provide a means through which the Company may attract able persons to engage as employees and key advisors.

    2. ADMINISTRATION. The Plan has been established and shall be administered by a committee of two or more members of the Board of Directors of the Company (the "Board of Directors" or "Board") who are not employees of the Company or any of its subsidiaries (the "Committee"). Except as otherwise provided by the terms of this Plan or by the Board, the Committee shall have all the power and authority of the Board hereunder.

    The Committee shall have full and final authority in its discretion, but subject to the provisions of the Plan, to determine from time to time the individuals to whom Options shall be granted and the number of shares to be covered by each Option; to determine the time or times at which Options shall be granted; to interpret the Plan and the instruments by which Options will be evidenced; to make, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the instruments by which Options shall be evidenced; with the consent of the Participant (as defined in Section
3), to modify or amend any Option agreement or waive any conditions or restrictions applicable to any Option or the exercise thereof and to make all other determinations necessary or advisable for the administration of the Plan.

    3. PARTICIPANTS. The Committee may, from time to time, select particular employees and key advisors, including officers and directors, of the Company, or of any subsidiary of the Company, to whom Options are to be granted, and upon the grant of such Options, the selected employees and key advisors shall become Participants in the Plan. As used herein, the term "Participant" means an employee or key advisor who accepts an Option, or the estate, personal representative or beneficiary thereof having the right to exercise an Option pursuant to its terms.

    4. SHARES SUBJECT TO THE PLAN. The shares of Common Stock subject to Options granted pursuant to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. The maximum aggregate number of shares of Common Stock available for issuance from time to time pursuant to the Plan shall be 2,000,000; provided that such number shall be increased on October 1 of each year by a number equivalent to 4% of the Company's outstanding shares of Common Stock on the immediately preceding September 30; and provided further that the Committee may adjust the number of shares available for Options, the number of shares subject to and the exercise price of Options granted hereunder to effect a change in capitalization of the Company, such as a stock dividend, stock split, reverse stock split, share combination, exchange of shares, merger, consolidation, reorganization, liquidation, or the like, of or by the Company. The maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any Participant during the term of the Plan shall not exceed the lesser of 2,000,000 shares or 50% of the total number of shares of Common Stock that may be issued from time to time under the Plan. Shares that by reason of the expiration of an Option, or for any other reason, are no longer subject to purchase pursuant to an Option granted under the Plan, and shares from time to time rendered in payment of the exercise price of Options, may be made subject to additional Options granted pursuant to the Plan.

    5. GRANT OF OPTIONS. Options granted hereunder shall be evidenced by written stock option agreements containing such terms and provisions as are recommended and approved from time to time by the Committee, but subject to and not more favorable than the terms of the Plan. The Committee may from time to time require additional terms which the Committee deems necessary or advisable. The Company shall execute stock option agreements upon instruction from the Committee.

    6. MAXIMUM AMOUNT OF STOCK SUBJECT TO OPTIONS. Subject to Section 4, the maximum aggregate fair market value (determined as of the time the Option is granted) of the Common Stock for which any Participant may be granted Options in any calendar year shall be determined by the Committee in its discretion.

    7. OPTION EXERCISE PRICE. The purchase price of Common Stock subject to an Option granted pursuant to the Plan shall be no less than the fair market value of the Common Stock on the date of grant.

    8. RESTRICTIONS. The Committee may, but need not, at the time of granting of an Option or at any subsequent time impose such restrictions, if any, on issuance, voluntary disposition and release from escrow of any Options including, without limitation, permitting exercise of Options only in installments over a period of years.

    9. PAYMENT. Full payment for Common Stock purchased upon the exercise of an Option shall be made at the time of exercise. No Common Stock shall be issued until full payment has been made and a Participant shall have none of the rights of a shareholder until shares of Common Stock are issued to him. Any federal, state or local taxes required to be paid or withheld at the time of exercise shall also be paid or withheld in full prior to any delivery of shares of Common Stock upon exercise. Payment may be made in cash, in shares of Common Stock then owned by the Participant, or in any other form of valid consideration, or a combination of any of the foregoing, as required by the Committee in its discretion. Shares of Common Stock tendered in payment of the exercise price of any Options may be reissued to the Participant who tendered the shares of Common Stock as part of the shares of Common Stock issuable upon exercise of other Options granted from time to time pursuant to the Plan.

    10.   TRANSFERABILITY  OF OPTIONS.   Options granted  under the  Plan may be
transferred by the holder thereof upon five days prior written notice to the Company.

    11. TIME OF GRANTING OF AN OPTION. The grant of an Option pursuant to the Plan shall occur only when a written Option agreement shall have been duly executed and delivered by or on behalf of the Company to the Participant.

    12. RIGHTS IN EVENT OF DEATH OR DISABILITY OF PARTICIPANT. The Committee shall have discretion to include in each Option agreement such provisions regarding exercisability of the Options following the death or disability of the Participant as it, in its sole discretion, deems to be appropriate.

    13. STOCK PURCHASED FOR INVESTMENT. At the discretion of the Committee, any Option agreement may provide that the Option holder shall, by accepting an Option, represent and agree on behalf of himself and his transferees by will or the laws of descent and distribution that all shares of Common Stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of Common Stock are being acquired in good faith and for investment and not for resale or distribution.

    14. TERMINATION OF OPTION RIGHTS AND AWARDS. The Committee may provide in each Option agreement for the circumstances under which Options granted hereunder may terminate for any reason that the Committee, in its sole discretion, deems to be appropriate.

    15. AMENDMENT OR DISCONTINUATION. The Plan may be amended, altered or discontinued by the Board or, if the Board has delegated this authority to the Committee, by the Committee, without approval of the stockholders. In the event any law, or any rule or regulation issued or promulgated by the Internal Revenue Service, Securities and Exchange Commission, National Association of Securities Dealers, Inc., any stock exchange upon which the Common Stock is listed for trading or other governmental or quasi-governmental agency having jurisdiction over the Company, its Common Stock or the Plan requires the Plan to be amended, the Plan will be amended at that time and all Options then outstanding will be subject to such amendment.

    16. EMPLOYMENT. This Plan and any Option granted under this Plan do not confer upon the Participant any right to be employed or to continue employment with the Company.

    17.   NO OBLIGATION TO EXERCISE OPTION.   The granting of an Option pursuant
to the Plan shall not impose any obligation upon the Participant to exercise such Option.

    18. TERMINATION. Unless sooner terminated by action of the Board or, if the Board has specifically delegated its authority to terminate the Plan to the Committee, by the Committee, the Plan shall terminate on December 31, 2011, and no Options may be granted pursuant to the Plan after such date.

    19. USE OF PROCEEDS. The proceeds derived from the sale of stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

    20. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of the day of January, 1994.

                                          STERLING SOFTWARE, INC.

Dated: As of January   , 1994
                                          By: _____/s/_STERLING L. WILLIAMS_____
                                                    Sterling L. Williams
                                                PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER

                                                                PRELIMINARY COPY
- --------------------------------------------------------------------------------

                               STERLING SOFTWARE, INC.

                        PROXY -- ANNUAL MEETING OF STOCKHOLDERS

           The undersigned hereby appoints Sterling L. Williams and Jeannette P. Meier, each with power to act without the other and with full power of substitution, as Proxies to represent and to vote, as designated on the reverse side, all stock of Sterling Software, Inc. owned by the
P undersigned, at the Annual Meeting of Stockholders to be held at the Energy Club, 8080 North Central Expressway, Dallas, Texas on Thursday, March 17, 1994, at 10:00 a.m., local time, upon such business as may properly come before the meeting or any adjournment thereof including the following as set forth on the reverse side.
R
           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (I) FOR THE
O ELECTION OF THE NOMINEES FOR DIRECTOR, (II) FOR THE PROPOSED AMENDMENTS TO THE INCENTIVE STOCK OPTION PLAN AND NON-STATUTORY STOCK OPTION PLAN AND THE PROPOSED ADOPTION OF THE 1994 NON-STATUTORY STOCK OPTION PLAN,
X      EXCEPT THAT BROKER NON-VOTES WILL NOT BE COUNTED WITH RESPECT
       TO SUCH PROPOSALS, AND (III) AND AT THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE
Y      MEETING OR ANY ADJOURNMENT THEREOF.

                (CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                                   SEE REVERSE SIDE

- --------------------------------------------------------------------------------
- ---------------------------------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1. Election as  Directors of the  three nominees listed  below (except  as  3. Adoption of the 1994 Non-Statutory Stock Option Plan.
   indicated to the contrary below):                                        FOR        AGAINST        ABSTAIN
NOMINEES:                                                                   / /        / /          / /
           Robert J. Donachie, Evan A. Wyly and Robert E. Cook              4.  In  their discretion  on any  other matter  that may
             FOR             WITHHELD                                       properly come  before  the meeting  or  any  adjournment
            / /             / /                                                  thereof.
/ / For all nominees
    except as noted above                                 MARK HERE
                                                         FOR ADDRESS
                                                          CHANGE AND
                                                          NOTE BELOW / /
2. Approval of amendments to Incentive Stock Option Plan and Non-Statutory  Please  date,  sign  exactly as  shown  hereon  and mail
   Stock Option Plan to (i) increase the number of shares of Common  Stock  promptly this proxy in the enclosed envelope. When there available for issuance upon exercise of options granted thereunder from  is  more than one owner,  each should sign. When signing
   1,500,000 to 2,000,000 and  2,500,000 to 4,500,000, respectively,  (ii)  as  an  attorney, administrator,  executor,  guardian or to extend the terms of such plans to December 31, 2003, in the case  of  trustee, please add your title as such. If executed by a the  Incentive Stock Option Plan and December  31, 2011, in the case of  corporation, the  proxy  should  be  signed  by  a  duly the  Non-Statutory Stock  Option Plan,  (iii) to  provide for automatic  authorized officer. If executed by a partnership, please annual increases to the number of shares of Common Stock available  for  sign in the partnership name by an authorized person.
   issuance upon exercise of options granted under the Non-Statutory Stock
   Option  Plan,  (iv)  upon  the Company's  adoption  of  new  Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, with respect to the Incentive Stock Option Plan and the Non-Statutory  Stock
   Option  Plan, to remove the current Rule 16b-3 limitations on grants to
   all  directors  under  such  plans  and  simultaneously  provide   that
   non-employee  members of the  Board of Directors  shall receive options under the Non-Statutory Stock Option Plan only pursuant to an automatic formula and (v) to  provide the Company's  Stock Option Committee  with additional flexibility in administering the Incentive Stock Option Plan and  Non-Statutory Stock Option Plan with respect to the exercisability of options upon termination of employment, including termination due to death or disability.
        FOR        AGAINST        ABSTAIN
       / /        / /            / /
                                                                            Signature:_________________  Date _____________
                                                                            Signature:_________________  Date _____________
This proxy may be revoked prior to the exercise of the powers conferred by the proxy.

- --------------------------------------------------------------------------------